                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                           TOP FIVE STATES       8
                          TOP FIVE SECTORS       8
          Q&A WITH YOUR PORTFOLIO MANAGERS       9
                         GLOSSARY OF TERMS      13

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      14
                      FINANCIAL STATEMENTS      54
             NOTES TO FINANCIAL STATEMENTS      60
            REPORT OF INDEPENDENT AUDITORS      66
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      67
     FUND OFFICERS AND IMPORTANT ADDRESSES      68
              RESULTS OF SHAREHOLDER VOTES      69

This report must be preceded or accompanied by a prospectus for the Fund being offered.

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
December 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH SLOWED NOTABLY IN THE THIRD QUARTER OF 2000, DOWN SLIGHTLY FROM EARLIER PROJECTIONS. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS. ALTHOUGH UNCERTAINTY SURROUNDING THE U.S. PRESIDENTIAL ELECTION CREATED MARKET VOLATILITY, BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS REMAINED STRONG. ALL THESE FACTORS POINTED TO A SLOWING, BUT STILL RELATIVELY HEALTHY, ECONOMY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS REMAINED SUBDUED AS CONSUMER SPENDING SLOWED TO A MORE MODERATE, MORE SUSTAINABLE PACE AT THE END OF THE REPORTING PERIOD. THE WEAK PERFORMANCE OF THE EQUITY MARKETS AND INCREASES IN INTEREST RATES AND ENERGY PRICES HELPED KEEP SPENDING IN CHECK.

ALTHOUGH THE JOBLESS RATE HELD AT HISTORICALLY LOW LEVELS, REGISTERING 3.9 PERCENT, GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) BEGAN TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED NOVEMBER 30, 2000. WITH AN EYE TO THE SLOWING ECONOMY, THE FEDERAL RESERVE OPTED NOT TO RAISE INTEREST RATES IN NOVEMBER. DESPITE THE APPARENT ECONOMIC SLOWDOWN AND STEADY INFLATION FIGURES, HIGHER ENERGY PRICES THROUGHOUT THE WINTER MONTHS REMAIN A REAL INFLATIONARY CONCERN. ON THE OTHER HAND, LIGHTER CONSUMER SPENDING AND FALLING LABOR COSTS SUGGEST INFLATION MAY NOT BE A NEAR-TERM THREAT. GIVEN MIXED DATA, THE FEDERAL RESERVE IS LIKELY TO HOLD INTEREST RATES STEADY UNTIL FURTHER INFORMATION PROVIDES GREATER CLARITY AS TO THE DIRECTION OF INFLATION AND ECONOMIC GROWTH. EDITOR'S NOTE: ON JANUARY 3, 2001, THE FEDERAL RESERVE ANNOUNCED AN INTEREST-RATE CUT OF 0.50 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(November 30, 1998--November 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.70
                                                                            4.75                               1.80
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.80
                                                                            6.00                               3.10
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of November 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    2.60%      1.80%      1.90%
-------------------------------------------------------------------------
One-year total return(2)                 -2.30%     -2.05%      0.93%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.23%      4.21%      4.46%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.34%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 6.37%      5.63%(3)    4.83%
-------------------------------------------------------------------------
Commencement date                      01/02/86   07/20/92   12/10/93
-------------------------------------------------------------------------
Distribution rate(4)                      6.06%      5.57%      5.58%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   9.47%      8.70%      8.72%
-------------------------------------------------------------------------
SEC Yield(6)                              6.18%      5.72%      5.73%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year after purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year after purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended November 30, 2000.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF A $10,000 INVESTMENT

(November 30, 1990--November 30, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                               LEHMAN BROTHERS MUNICIPAL BOND
                                                               INDEX IS AN UNMANAGED, BROAD-
                                                               BASED STATISTICAL COMPOSITE OF
                                                                     MUNICIPAL BONDS.+              HIGH YIELD MUNICIPAL FUND*
                                                               ------------------------------       --------------------------
11/90                                                                     10000.00                            9529.00
                                                                          10044.00                            9538.00
                                                                          10271.20                            9700.00
                                                                          10490.00                            9919.00
                                                                          10898.00                           10256.00
12/91                                                                     11263.90                           10553.00
                                                                          11297.70                           10670.00
                                                                          11726.50                           11028.00
                                                                          12037.70                           11259.00
12/92                                                                     12256.90                           11508.00
                                                                          12711.70                           11899.00
                                                                          13127.60                           12190.00
                                                                          13571.10                           12506.00
12/93                                                                     13761.60                           12677.00
                                                                          13006.10                           12307.00
                                                                          13150.10                           12494.00
                                                                          13240.10                           12690.00
12/94                                                                     13050.00                           12701.00
                                                                          13972.60                           13351.00
                                                                          14310.10                           13593.00
                                                                          14721.70                           13903.00
12/95                                                                     15328.80                           14468.00
                                                                          15143.90                           14446.00
                                                                          15260.00                           14583.00
                                                                          15611.40                           14909.00
12/96                                                                     16009.20                           15309.00
                                                                          15971.90                           15479.00
                                                                          16522.50                           15917.00
                                                                          17020.80                           16445.00
12/97                                                                     17482.30                           16997.00
                                                                          17683.60                           17306.00
                                                                          17951.90                           17615.00
                                                                          18504.20                           18017.00
12/98                                                                     18615.30                           18131.00
                                                                          18780.20                           18331.00
                                                                          18448.50                           18295.00
                                                                          18374.10                           18163.00
12/99                                                                     18230.60                           17833.00
                                                                          18764.90                           18031.00
                                                                          19048.90                           18096.00
                                                                          19509.20                           18469.00
11/00                                                                     19871.70                           18489.00

Fund's Total Return
1 Year Total Return                                          -2.30%
5 Year Avg. Annual                                            4.23%
10 Year Avg. Annual                                           6.34%
Inception Avg. Annual                                         6.37%

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of November 30, 2000
- AAA/Aaa............   3.5%   [PIE CHART]
- AA/Aa..............   2.4%
- A/A................   3.5%
- BBB/Baa............   7.8%
- BB/Ba..............   4.3%
- B/B................   1.1%
- CCC/Caa............   0.4%
- Non-Rated..........  77.0%
As of November 30, 1999
- AAA/Aaa............   3.6%   [PIE CHART]
- AA/Aa..............   0.9%
- A/A................   2.4%
- BBB/Baa............   4.5%
- BB/Ba..............   4.7%
- B/B................   0.8%
- CCC/Caa............   0.1%
- Non-Rated..........  83.0%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended November 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
12/99                                                                            0.056
1/00                                                                             0.056
2/00                                                                             0.056
3/00                                                                             0.056
4/00                                                                             0.056
5/00                                                                             0.056
6/00                                                                             0.056
7/00                                                                             0.056
8/00                                                                             0.056
9/00                                                                             0.056
10/00                                                                            0.056
11/00                                                                            0.056

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--November 30, 2000)

Pennsylvania                                                 9.8%
---------------------------------------------------------------------
Florida                                                      9.0%
---------------------------------------------------------------------
Illinois                                                     7.8%
---------------------------------------------------------------------
Massachusetts                                                7.7%
---------------------------------------------------------------------
New York                                                     6.1%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     NOVEMBER 30, 2000                  NOVEMBER 30, 1999
                                                                     -----------------                  -----------------
Other Care                                                                  24.4                               23.1
Health Care                                                                 15.8                               17.1
Industrial Revenue                                                          15.2                               17.5
Multi-Family Housing                                                        13.7                               14.6
Tax District                                                                 6.3                                6.3

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HIGH YIELD MUNICIPAL FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED NOVEMBER 30, 2000. THE TEAM IS LED BY WAYNE D. GODLIN, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE MARCH 1990 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1984. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT YOU FACED IN MANAGING THE FUND, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The high-yield municipal market
presented us with some challenges as well as opportunities over the past year. We saw significant competition from the stock market, which attracted assets away from bonds and led to lower inflows into our asset class. The market also had its share of volatility, particularly in the early part of the reporting period. First, Year 2000 transition fears, while proving to be unwarranted, led to overcautious defensive selling in late 1999. And second, in an effort to ward off inflation concerns, the Federal Reserve Board raised interest rates three times in early 2000. This tightening policy pushed short-term interest rates up, leading to increased market volatility across most fixed-income products. One effect of this volatility was the widening of the yield spread between high-quality municipals and lower-rated, higher-yielding municipals. When spreads widen, lower-rated bonds, such as those held by the fund, typically underperform higher-quality bonds, such as those that are insured or rated AAA.

    The market conditions of the last year did, however, present us with some unique opportunities to add significant yield to the portfolio. While wide yield spreads had a negative effect on the fund's total return performance, they did enable us to buy new bonds in the primary market at very attractive yields. Enhancing yield has been our focus throughout the last 12 months, and in doing so we believe we have captured the potential to improve the dividend-paying capacity of the fund over time as well as to add greater value for our shareholders.

    For the reporting period, the fund's total return lagged the average for its peer group, primarily due to the difficult market conditions confronting nonrated or lower-rated securities. While these securities provided a higher yield than higher-quality municipals, they were also more vulnerable to price declines amid market volatility. As of November 30, 2000, the fund achieved a 12-month total return of 2.60 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent and an annual 12b-1 fee of up to .25 percent were included, the return would have been lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 8.18 percent during the same 12-month period. This broad-based index of municipal bonds does not reflect any commissions or sale charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 4 for additional fund performance results.

    The fund's net asset value closed the reporting period at $10.56 per Class A share, down from $10.96 at the beginning of the period. As of November 30, 2000, the fund's Class A share tax-exempt distribution rate was 6.06 percent, representing a taxable equivalent distribution rate of 9.47 percent for an investor in the 36 percent federal income tax bracket.

Q   LOOKING BACK OVER A LONGER
    PERIOD OF TIME, HOW HAS THE FUND'S PERFORMANCE COMPARED TO THAT OF ITS
    PEERS?

A   November 2000 marks the 104(th)
consecutive month that the fund has maintained a 5-Star Overall Morningstar Rating(TM) out of 1,717 funds in the municipal bond fund category. This means the fund was ranked in the top 10 percent of funds within its Morningstar(R) Category each month. As of November 30, 2000, the fund's Class A shares received a 5-Star Morningstar Rating(TM) for both the 5-year and 10-year periods, which were calculated among 1,476 and 439 funds, respectively, in the municipal bond fund category. The fund's Class A shares received a 4-Star Morningstar Rating(TM) for the 3-year period, which was calculated among 1,717 funds in the municipal bond category as of that same date.

    In addition, the fund placed first among all funds in Morningstar's muni-national intermediate-term municipal category for the decade ending December 31, 1999.

    Morningstar is an independent rating company. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Each fund is rated exclusively against U.S.--domiciled municipal bond funds. Past performance is no guarantee of future results. Morningstar Rating(TM) is for the Class A shares only; performance of other share classes will vary.

Q   CAN YOU ELABORATE ON THE
    BENEFITS OF HOLDING PRIMARILY NONRATED BONDS IN THE PORTFOLIO?

A   We believe that the greatest
potential value opportunities for shareholders are within the nonrated sector of the high-yield municipal bond market. This sector appears to be the most inefficient within the asset class, providing us with the opportunity to have the greatest impact on the security interests of bondholders and therefore, to create value for our shareholders. Often, after the nonrated bonds we've purchased have "seasoned" a few years, the bonds get an external rating. This can result in increased market demand for the bonds and the possibility for us to realize upside potential. As of the end of the reporting period, 77 percent of the portfolio was invested in nonrated bonds.

Q   WHAT HAS YOUR DEFAULT RATE
    EXPERIENCE BEEN?

A   We have an excellent track record
of selecting bonds in the nonrated marketplace. In fact, the fund's default experience in nonrated bonds over the last 10 years has been no greater than that of the investment-grade sector. On average, less than 0.5 percent of the portfolio's holdings have been in default. Given that high-yield bonds carry greater inherent risk than higher-quality, higher-rated bonds, we believe we have been successful in providing extra yield for shareholders without exposing them to excessive credit risk.

Q   WHICH SECTORS OF THE MARKET
    WERE YOU CONCERNED ABOUT, AND WHICH EXPERIENCED THE STRONGEST PERFORMANCE?

A   We saw some credit concerns in
the industrial development bond sectors--the steel industry in particular. Slower auto sales, increased imports from southeast Asia, lower prices, and a depressed euro all contributed to weakness in this sector. About six years ago, many steel companies began borrowing money to help modernize their plants. While these improvements did increase these steel plants' efficiency, at the same time prices of steel products came down and energy costs rose. Unfortunately, these steel companies were caught in the middle, trying to pay off their loans while watching their revenues decline. This has hindered their ability to repay their municipal debt. The coal and paper industries also suffered somewhat higher default and bankruptcy rates during the reporting period. The combined effect of these credit concerns has been a slight drag on portfolio performance and total return this year.

    It should be noted, however, that this fund is currently very well diversified. As of the date of this report, the fund's exposure to any single bond issue averages 0.25 percent of the fund's total assets, and no single bond represents more than 0.75 percent of the fund's assets. Our research group of ten highly skilled and experienced analysts, located throughout the country, have over 150 years of collective industry experience. This team helps us maintain this diversification by geography and sector, which is an important strategy when investing in high-yield, high-risk municipal bonds. Diversification allows us to help minimize the effects of weakness in a specific municipality or economic sector.

    Four sectors within our market performed particularly well over the last 12 months. Life-care centers, which typically offer a mix of independent housing, assisted living, and long-term care facilities for the elderly, had a strong year due primarily to credit improvements and upgrades. Community development district bonds, used to finance public improvements for new subdivisions in various states, also fared well, as did tax increment financing district bonds and tax-credit housing bonds. Performance in these particular sectors helped to offset the effects of general weakness in the industrial development bond sectors.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND IN THE COMING MONTHS?

A   We believe that we'll see both
short- and long-term interest rates coming down, as well as slowing economic growth. In addition, we do not envision yield spreads widening any further in the near future. Most likely, they will tighten in the months ahead. The past year was a very attractive yield environment for purchasing new municipal bonds, and we anticipate potentially favorable yields from the bonds we purchased during that time.

    We will continue to follow our investment approach--focusing on primary market research and finding value in nonrated bonds. Historically, the fund has succeeded over the long run by utilizing this strategy, and we will continue to invest this way because we believe it works well.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DEFAULT: The failure to make required debt payments on time.

EURO: The official currency unit for the countries comprising Europe's Economic and Monetary Union.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's Ratings Group or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

November 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MUNICIPAL BONDS  96.5%
          ALABAMA  0.6%
$1,000    Alabama Spl Care Facs Fin Auth Montgomery
          Rev......................................  6.300%  06/01/24   $      857,610
 5,000    Alabama St Indl Dev Auth Solid Waste Disp
          Rev Pine City Fiber Co...................  6.450   12/01/23        4,786,700
 2,000    Alabama St Space Science Exhibit
          Commission Ctfs Partn....................  6.875   10/01/24        1,844,040
 4,000    West Jefferson Cnty, AL Amusement & Pub
          Pk Auth First Mtg Visionland Proj........  6.375   02/01/29        2,204,400
                                                                        --------------
                                                                             9,692,750
                                                                        --------------
          ALASKA  0.5%
 2,000    Alaska St Hsg Fin Corp Genl Mtg Ser A
          (MBIA Insd)..............................  6.000   06/01/49        1,992,480
 3,000    Juneau, AK City & Borough Nonrecourse
          Rev......................................  6.875   12/01/25        2,742,570
 2,250    Seward, AK Rev AK Sealife Cent Proj......  7.650   10/01/16        2,154,398
                                                                        --------------
                                                                             6,889,448
                                                                        --------------
          ARIZONA  2.9%
 1,170    Casa Grande, AZ Indl Dev Auth Rfdg.......  8.250   12/01/15        1,172,071
 2,803    Chandler, AZ Indl Dev Auth Rev Chandler
          Fin Cent Proj Ser 1986 (c)...............  9.875   12/01/16        1,801,125
 3,000    Flagstaff, AZ Indl Dev Auth Rev Sr Living
          Cmnty Northern AZ Ser A..................  6.200   09/01/28        2,492,850
 5,500    Maricopa Cnty, AZ Indl Dev Auth Multi-
          Family Hsg Rev, 144A (e).................  6.625   07/01/33        5,002,360
 3,000    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev..................................  7.750   04/01/15        3,006,810
 1,465    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Cent Proj.................  7.125   06/01/10        1,462,495
 1,250    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Cent Proj.................  7.950   06/01/23        1,254,937
 4,000    Maricopa Cnty, AZ Pollutn Ctl El Paso
          Elec Ser A Rfdg..........................  6.625   08/01/15        4,000,200
   500    Mesa, AZ Indl Dev Auth Rev Discovery Hlth
          Sys Ser A (MBIA Insd)....................  5.625   01/01/29          504,185

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          ARIZONA (CONTINUED)
$1,000    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg..........................  6.375%  08/15/29   $      849,460
 2,000    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg..........................  6.500   08/15/31        1,722,780
 1,000    Phoenix, AZ Indl Dev Auth Arpt Fac Rev
          America West Airls Inc Proj..............  6.250   06/01/19          876,040
 1,500    Pima Cnty, AZ Indl Dev Auth Hlthcare Fac
          Rev Ser A................................  8.250   11/15/22        1,461,420
 3,000    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev, 144A (e)............................  6.625   10/01/28        2,843,310
 1,000    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev Hsg Wilmot Vista Apts Proj Ser A.....  7.250   11/15/18          955,620
 2,000    Pima Cnty, AZ Indl Dev Auth Rev La Posada
          at Park Cent Ser A.......................  7.000   05/15/27        1,918,780
 1,025    Pinal Cnty, AZ Indl Dev Auth Casa Grande
          Regl Med Cent Proj Ser A.................  8.125   12/01/22        1,062,997
   475    Pinal Cnty, AZ Indl Dev Auth Casa Grande
          Regl Med Cent Proj Ser B.................  8.125   12/01/22          492,608
 2,115    Red Hawk Canyon Cmnty Facs Dist No 2 AZ
          Dist Assmt Rev...........................  6.500   12/01/12        2,072,827
 1,035    Scottsdale, AZ Indl Dev Auth Rev First
          Mtg Westminster Vlg Ser A Rfdg...........  8.000   06/01/11        1,083,665
 2,000    Scottsdale, AZ Indl Dev Auth Rev First
          Mtg Westminster Vlg Ser A Rfdg...........  8.250   06/01/15        2,103,300
 3,245    Tucson, AZ Indl Dev Auth Hsg Catalina
          Assisted Ser A...........................  6.500   07/01/31        3,265,768
 1,845    Tuscon, AZ Indl Dev Auth Rev Clarion
          Santa Rita Hotel Ser A Rfdg, 144A (e)....  6.375   12/01/16        1,686,238
                                                                        --------------
                                                                            43,091,846
                                                                        --------------
          ARKANSAS  0.2%
 3,855    Jackson Cnty, AR Hlthcare Fac Brd First
          Mtg Hosp Rev Newport Hosp & Clinic Inc...  7.375   11/01/11        3,728,826
                                                                        --------------

          CALIFORNIA  3.8%
 1,255    Abag Fin Auth For Nonprofit Corps CA Ctfs
          Partn....................................  6.375   11/15/15        1,161,063
 1,455    Abag Fin Auth For Nonprofit Corps CA Ctfs
          Partn....................................  6.375   11/15/28        1,287,573
 1,210    California Edl Fac Auth Rev Pacific
          Graduate Sch of Psych....................  7.600   11/01/21        1,281,390

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          CALIFORNIA (CONTINUED)
$2,275    California Edl Fac Auth Rev Pacific
          Graduate Sch of Psych....................  8.000%  11/01/21   $    2,440,688
 2,850    Contra Costa Cnty, CA Multi-Family Hsg
          Rev......................................  6.750   12/01/30        2,686,553
 2,000    Corona, CA Ctfs Partn Vista Hosp Sys Inc
          Ser B (f)................................  9.500   07/01/20          800,340
 2,500    Corona, CA Ctfs Partn Vista Hosp Sys Inc
          Ser C (f)................................  8.375   07/01/11        1,000,450
 1,035    Davis, CA Pub Fac Fin Auth Loc Agy Rev...  6.600   09/01/25        1,079,619
 1,500    Folsom, CA Spl Tax Cmnty Fac Dist No 7
          Rfdg.....................................  7.250   09/01/21        1,594,605
 1,000    Fontana, CA Spl Tax Cmnty Facs Dist 11
          Ser A Rfdg...............................  6.500   09/01/28        1,017,460
 2,000    Fontana, CA Spl Tax Cmnty Facs Dist 11
          Ser B....................................  6.500   09/01/28        2,034,920
 2,585    Fresno, CA Ctfs Partn....................  8.500   05/01/16        2,654,717
   840    Healdsburg, CA Ctfs Partn Nuestro Hosp
          Inc......................................  6.250   11/01/08          794,094
 2,500    Healdsburg, CA Ctfs Partn Nuestro Hosp
          Inc......................................  6.375   11/01/28        2,109,325
   960    Indio, CA Pub Fin Auth Rev Tax
          Increment................................  6.500   08/15/27          991,258
 2,485    Lake Elsinore, CA Pub Fin Auth Loc Agy
          Rev Ser F................................  7.100   09/01/20        2,636,759
 1,000    Los Angeles, CA Cmnty Fac Dist Spl Tax No
          3 Cascades Business Pk...................  6.400   09/01/22        1,024,830
 3,000    Los Angeles, CA Regl Arpts Impt Corp
          Lease Rev................................  6.350   11/01/25        2,951,880
 4,500    Millbrae, CA Residential Fac Rev Magnolia
          of Millbrae Proj Ser A...................  7.375   09/01/27        4,406,760
 1,000    Moreno Vly, CA Spl Tax Towngate Cmnty Fac
          Dist 87-1................................  7.125   10/01/23        1,024,590
 2,000    Perris, CA Pub Fin Auth Loc Agy Rev Ser
          D........................................  7.875   09/01/25        2,161,260
 2,930    Reedley, CA Ctfs Partn...................  7.500   10/01/26        2,951,946
 3,065    Richmond, CA Redev Agy Multi-Family Rev
          Ser A....................................  7.500   09/01/23        3,110,055
 1,885    Sacramento, CA Spl Tax Cmnty Fac Dist No
          97-1 Ser A...............................  6.700   09/01/17        1,978,138
 2,000    Sacramento, CA Spl Tax Cmnty Fac Dist No
          97-1 Ser A...............................  6.750   09/01/27        2,084,860

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          CALIFORNIA (CONTINUED)
$2,500    San Bernardino, CA Assoc Cmntys Fin Auth
          Hlthcare Ctfs Partn......................  6.900%  05/01/27   $    1,130,250
 3,120    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apts Ser A, 144A (e)..............  6.400   12/01/41        2,927,964
 1,900    San Luis Obispo, CA Ctfs Partn Vista Hosp
          Sys Inc (f)..............................  8.375   07/01/29          760,361
 1,990    Simi Valley, CA Cmnty Dev Agy Coml
          Sycamore Plaza II Rfdg...................  6.000   09/01/12        2,090,973
 2,000    Vallejo, CA Ctfs Partn Touro Univ........  7.250   06/01/16        2,064,500
   500    Ventura, CA Port Dist Ctfs Partn.........  6.375   08/01/28          507,325
                                                                        --------------
                                                                            56,746,506
                                                                        --------------
          COLORADO  3.0%
 1,900    Arvada, CO Multi-Family Rev Hsg Arvada
          Nightingale Proj Rfdg, 144A (e)..........  6.250   12/01/18        1,786,798
 1,060    Berry Creek Metro Dist CO Rfdg...........  7.300   12/01/12        1,094,153
 1,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A...............................  6.250   08/15/13          879,950
 2,250    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A...............................  6.375   08/15/24        1,811,543
 1,500    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj.......................  9.000   01/01/25        1,628,910
 2,000    Colorado Hlth Fac Auth Rev Shalom Pk Proj
          Rfdg.....................................  7.250   12/15/25        2,001,400
 1,135    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Terrace Ser A......................  6.800   07/01/09        1,119,360
 3,250    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Terrace Ser A......................  7.250   07/01/22        3,029,325
 1,100    Colorado Hlth Facs Auth Hlth &
          Residential Care Facs Rev................  6.000   07/01/29          892,551
   750    Colorado Hlth Facs Auth Rev Ser A Rfdg...  5.875   07/01/28          597,143
 2,000    Colorado Hsg Fin Auth Single Family Pgm
          Sr B 2...................................  6.800   04/01/30        2,192,460
 3,000    Cottonwood Wtr & Sanitation Dist CO Ser A
          Rfdg.....................................  7.750   12/01/20        3,111,030
 1,055    Denver, CO City & Cnty Indl Dev Rev
          Jewish Cmnty Cent Proj...................  7.375   03/01/09        1,098,223
 1,130    Denver, CO City & Cnty Indl Dev Rev
          Jewish Cmnty Cent Proj...................  7.500   03/01/14        1,169,301
   815    Denver, CO City & Cnty Indl Dev Rev
          Jewish Cmnty Cent Proj...................  7.875   03/01/19          851,202

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          COLORADO (CONTINUED)
$2,000    Denver, CO City & Cnty Spl Fac Arpt Rev
          United Airls Proj Ser A..................  6.875%  10/01/32   $    1,972,540
 1,770    Denver, CO Urban Renewal Auth Tax
          Increment Rev South Bdwy/
          Montgomery Ward..........................  8.500   05/01/16        1,883,368
 1,800    Eagle Cnty, CO Air Term Corp Rev Arpt
          Term Proj................................  7.500   05/01/21        1,824,444
 1,900    Eagle Riverview, CO Affordable Hsg Corp
          Multi-Family Rev.........................  6.300   07/01/29        1,758,393
 1,735    Eaglebend, CO Affordable Hsg Corp
          Multi-Family Rev Hsg Proj................  6.400   07/01/17        1,683,228
 1,500    Eaglebend, CO Affordable Hsg Corp
          Multi-Family Rev Hsg Proj................  6.450   07/01/21        1,442,175
 3,975    Lafayette, CO Indl Dev Rev Rocky Medium
          Term Note Instr Proj Ser A...............  7.000   10/01/18        3,602,264
   500    Lafayette, CO Indl Dev Rev Rocky Medium
          Term Note Instr Proj Ser B...............  6.125   10/01/08          472,830
 4,025    Northern Metro Dist, CO Adams Cnty Rfdg
          (MBIA Insd) 144A (e).....................  6.500   12/01/16        4,146,550
   129    Skyland Metro Dist, CO Gunnison Cnty Rfdg
          (Var Rate Cpn)...........................  8.250   12/01/08           92,235
   750    Snowmass Vlg, CO Multi-Family Hsg Rev Ser
          A Rfdg...................................  8.000   09/01/14          769,935
 2,000    Telluride, CO Hsg Auth Hsg Rev Shandoka
          Apts Proj Rfdg...........................  7.875   06/01/17        2,049,460
                                                                        --------------
                                                                            44,960,771
                                                                        --------------
          CONNECTICUT  0.9%
 2,015    Connecticut St Dev Auth First Mtg Gross
          Rev Hlthcare Proj CT Baptist Homes Inc
          Proj.....................................  8.750   09/01/12        2,170,578
 1,500    Connecticut St Dev Auth Indl Afco Cargo
          Bdl LLC Proj.............................  8.000   04/01/30        1,525,740
 3,315    Connecticut St Dev Auth Indl Dev Rev
          Watson Foods Co Inc Proj.................  5.900   06/01/28        2,849,342
   500    Connecticut St Dev Auth Mystic Marinelife
          Aquar Proj Ser A.........................  7.000   12/01/27          501,320
 1,100    Connecticut St Hlth & Edl Fac Auth Rev
          Tolland Cnty Hlthcare Inc Ser A..........  6.875   07/01/27        1,062,864
   300    Connecticut St Hlth & Edl Facs Auth
          Rev......................................  6.875   07/01/17          293,598
 1,675    Greenwich, CT Hsg Auth Multi-Family Rev
          Hsg Greenwich Close Ser B................  7.500   09/01/27        1,586,359

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          CONNECTICUT (CONTINUED)
$1,365    Manchester, CT Redev Agy Multi-Family Mtg
          Rev Bennet Hsg Dev Rfdg..................  7.200%  12/01/18   $    1,400,435
 1,920    New Haven, CT Indl Fac Rev Adj Govt Cent
          Thermal Energies.........................  7.250   07/01/09        1,924,493
                                                                        --------------
                                                                            13,314,729
                                                                        --------------
          DELAWARE  0.5%
 2,040    Delaware St Econ Dev Auth Indl Dev Rev
          First Mtg Dover Hlthcare Rfdg............  7.875   04/01/08        2,044,305
   930    Delaware St Econ Dev Auth Rev Osteopathic
          Hosp Assn of DE Ser A (Prerefunded @
          07/01/04)................................  9.500   01/01/22        1,082,083
 2,055    Sussex Cnty, DE Assisted Living Fac Rev
          Heritage At Milford Proj.................  7.250   07/01/29        1,893,374
 3,455    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj...............  6.250   06/01/28        3,121,247
                                                                        --------------
                                                                             8,141,009
                                                                        --------------
          DISTRICT OF COLUMBIA  0.3%
 1,545    District of Columbia Rev Methodist Home
          Issue....................................  6.000   01/01/29        1,247,603
 3,500    District of Columbia Rev Natl Pub Radio
          Ser A....................................  7.700   01/01/23        3,593,555
                                                                        --------------
                                                                             4,841,158
                                                                        --------------
          FLORIDA  8.7%
 1,270    Bobcat Trail Cmnty, FL Dev Dist Cap Impt
          Rev Ser A................................  7.500   05/01/19        1,318,641
   830    Bobcat Trail Cmnty, FL Dev Dist Cap Impt
          Rev Ser B................................  6.750   05/01/04          831,311
 3,335    Boca Raton, FL Hsg Auth Mtg Hsg Rev First
          Lien Banyan Place Sr Living Ser A........  7.150   04/01/31        3,026,913
   910    Boca Raton, FL Hsg Auth Mtg Hsg Rev
          Second Lien Banyan Place Sr Living Ser
          B........................................  8.700   10/01/32          884,556
   140    Charlotte Cnty, FL Indl Dev Auth Rev
          Beverly Enterprises Rfdg................. 10.000   06/01/11          145,970
 1,090    Collier Cnty, FL Indl Dev Auth Retirement
          Rental Hsg Rev Rfdg...................... 10.750   03/01/03        1,131,551
 4,205    Fishhawk Cmnty, FL Dev Dist Spl Assmt
          Rev......................................  7.625   05/01/18        4,488,249
 2,000    Fleming Is Plantation Cmnty Ser B........  7.375   05/01/31        2,100,700
 5,000    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apts Ser C...............................  6.610   07/01/38        4,679,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          FLORIDA (CONTINUED)
$5,500    Florida Hsg Fin Corp Rev Hsg Cypress
          Trace Apts Ser G......................... 6.600%   07/01/38   $    5,200,415
 4,000    Florida Hsg Fin Corp Rev Hsg Westbrook
          Apts Ser U1.............................. 6.450    01/01/39        3,659,160
 5,980    Florida Hsg Fin Corp Rev Hsg Westchase
          Apts Ser B............................... 6.610    07/01/38        5,696,249
   785    Fort Walton Beach, FL Indl Dev Rev First
          Mtg Fort Walton Beach Venture Proj....... 10.500   12/01/16          795,951
   980    Heritage Harbor Cmnty Dev Dist FL Rev
          Recntl................................... 7.750    05/01/19          966,221
 1,000    Heritage Harbor Cmnty Dev Dist FL Rev Spl
          Assmt Ser A.............................. 6.700    05/01/19          995,220
   905    Hernando Cnty, FL Indl Dev Rev Beverly
          Enterprises Rfdg......................... 10.000   09/01/11          949,508
 3,000    Hialeah Gardens, FL Indl Dev Rev
          Waterford Convalescent Ser A Rfdg........ 8.250    12/01/14        3,130,050
 1,500    Hillsborough Cnty, FL Hsg Fin Auth Multi-
          Family Rev Clipper Cove Apts Proj Ser
          A........................................ 7.375    07/01/40        1,510,305
 1,500    Homestead, FL Indl Dev Rev Brookwood
          Gardens Cent Proj Ser A Rfdg............. 8.250    12/01/14        1,565,025
 1,220    Lake Bernadette, FL Cmnty Dev Dist Spl
          Assmt Rev Ser A.......................... 8.000    05/01/17        1,302,740
 2,325    Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev................................ 7.875    05/01/17        2,467,615
 2,350    Largo, FL Sun Coast Hlth Sys Rev Hosp
          Rfdg..................................... 6.300    03/01/20        1,896,873
   630    Lee Cnty, FL Indl Dev Auth Econ Rev
          Encore Nursing Cent Partn Rfdg........... 8.125    12/01/07          657,468
 5,000    Leon Cnty, FL Edl Facs Auth Rev Southgate
          Residence Hall Ser A Rfdg................ 6.750    09/01/28        4,582,950
 3,000    Marshall Creek Cmnty Dev Dist FL Spl
          Assmt Ser A.............................. 7.650    05/01/32        3,065,550
 4,055    Mount Dora, FL Hlth Fac Auth Hlth Rev.... 7.125    08/15/21        3,955,977
   975    North Springs, FL Impt Dist Spl Assmt
          Rev...................................... 7.000    05/01/19        1,003,558
 2,590    Northern Palm Beach Cnty, FL Impt Dist
          Wtr Ctl & Impt Unit Dev 16 Rfdg.......... 7.500    08/01/24        2,667,208
   355    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg............ 8.125    07/01/06          369,601
 2,035    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg............ 8.400    07/01/14        2,180,279

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          FLORIDA (CONTINUED)
$2,075    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg............ 8.625%   07/01/20   $    2,247,246
 2,000    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg............ 8.750    07/01/26        2,157,460
 1,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Community Care............... 6.500    04/01/12          935,250
 2,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Community Care............... 6.600    04/01/24        1,782,720
 4,000    Orange Cnty, FL Hlth Facs Auth Rev Hosp
          Regl Hlthcare Sys Ser E.................. 6.000    10/01/26        3,960,760
 2,330    Orange Cnty, FL Hsg Fin Auth Hsg Alhambra
          Trace Apts Proj Ser C.................... 7.375    04/01/28        2,411,410
 2,360    Orange Cnty, FL Hsg Fin Auth Multi-Family
          Rev Mtg Hands Inc Proj Ser A............. 7.875    10/01/15        2,489,965
 2,535    Orange Cnty, FL Hsg Fin Auth Multi-Family
          Rev Mtg Hands Inc Proj Ser A............. 8.000    10/01/25        2,688,469
   375    Orange Cnty, FL Indl Dev Auth Rev Beverly
          Enterprises Proj Rfdg.................... 9.250    08/01/10          390,724
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys....................... 6.375    11/15/20          985,550
 2,000    Orange Cnty, FL Hlth Facs Auth Rev Hosp
          Adventist Hlth Sys....................... 6.500    11/15/30        1,972,660
 2,900    Overoaks, FL Cmnty Dev Dist Cap Impt
          Rev...................................... 8.250    05/01/17        3,184,142
 3,000    Pinellas Cnty, FL Edl Fac Auth Rev
          College Harbor Proj Ser A................ 8.250    12/01/21        2,845,680
   500    Pinellas Cnty, FL Edl Facs Auth Rev
          College Harbor Proj Ser A................ 8.500    12/01/28          474,190
   975    Piney Z Cmnty Dev Dist FL Cap Impt Rev
          Ser A.................................... 7.250    05/01/19        1,009,320
 1,030    Piney Z Cmnty Dev Dist FL Cap Impt Rev
          Ser B.................................... 6.500    05/01/02        1,025,334
 2,000    Poinciana Cmnty Dev Dist FL Ser A........ 7.125    05/01/31        2,045,200
   245    Santa Rosa Cnty, FL Indl Dev Auth Rev
          First Mtg Sandy Ridge Care Cent.......... 10.500   04/01/16          247,612
 1,500    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Pptys.......................... 6.700    07/01/25        1,337,715
 1,000    Sarasota Cnty, FL Hlth Fac Auth Rev
          Hlthcare Jewish Hsg Council.............. 7.375    07/01/16          943,510
 1,000    Sarasota Cnty, FL Hlth Fac Auth Rev
          Hlthcare Manatee Jewish Rfdg............. 7.000    07/01/16          935,710

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          FLORIDA (CONTINUED)
$1,000    St John's Cnty, FL Indl Dev Auth Hlthcare
          Rev Bayview Proj Ser A................... 7.100%   10/01/16   $      980,350
 2,000    St John's Cnty, FL Indl Dev Auth Hlthcare
          Rev Bayview Proj Ser A................... 7.100    10/01/26        1,951,260
 1,000    Stoneybrook West Cmnty Dev Ser A......... 7.000    05/01/32        1,003,950
 1,000    Stoneybrook West Cmnty Dev Ser B......... 6.450    05/01/10          998,880
 2,160    Tamarac, FL Indl Dev Rev Sun Belt
          Precision Prods Inc...................... 6.500    08/01/17        2,026,641
 1,595    Tampa Palms, FL Open Space & Trans Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj........ 8.500    05/01/17        1,707,017
 2,100    Tampa Palms, FL Open Space & Trans Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj........ 7.500    05/01/18        2,198,007
 3,000    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
          Ser A.................................... 5.750    07/01/29        2,825,790
 1,000    Tara Cmnty Dev Dist No 1 FL Cap Impt Rev
          Ser B.................................... 6.750    05/01/10        1,002,340
 3,000    University Square Cmnty Dev Dist FL Cap
          Impt Rev................................. 6.750    05/01/20        3,012,000
 1,000    Vista Lakes Cmnty Dev Dist FL Cap Impt
          Rev Ser A................................ 7.200    05/01/32        1,011,940
   710    Volusia Cnty, FL Indl Dev Auth Bishops
          Glen Proj Rfdg........................... 7.125    11/01/06          771,159
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops
          Glen Proj Rfdg........................... 7.625    11/01/26        2,322,180
 1,630    Westchase East Cmnty, FL Dev Dist Cap
          Impt Rev................................. 7.500    05/01/17        1,701,378
 1,960    Westchase East Cmnty, FL Dev Dist Cap
          Impt Rev................................. 7.300    05/01/18        2,062,567
                                                                        --------------
                                                                           128,871,500
                                                                        --------------
          GEORGIA  2.0%
 1,000    Americus Sumter Cnty, GA Hosp Auth Rev
          South GA Methodist Ser A Rfdg............ 6.375    05/15/29          847,920
 1,640    Athens Clarke Cnty, GA Residential Care
          Fac for the Elderly Auth Rev............. 6.350    10/01/17        1,463,995
 1,720    Athens Clarke Cnty, GA Residential Care
          Fac for the Elderly Auth Rev............. 6.375    10/01/27        1,483,483
 2,976    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser A............................... 8.500    04/01/26        3,170,647

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          GEORGIA (CONTINUED)
$2,976    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser C (g)........................... 2.400%   04/01/26   $      439,235
 3,800    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev Proj Ser A.............. 6.750    07/01/30        3,636,144
   375    Coweta Cnty, GA Residential Care Fac For
          The Elderly Auth Rev First Lien Wesley
          Woods Ser A.............................. 7.625    10/01/06          388,193
 1,500    Coweta Cnty, GA Residential Care Fac For
          The Elderly Auth Rev First Lien Wesley
          Woods Ser A.............................. 8.200    10/01/16        1,598,565
 1,500    Coweta Cnty, GA Residential Care Fac For
          The Elderly Auth Rev First Lien Wesley
          Woods Ser A.............................. 8.250    10/01/26        1,602,105
   500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj........................ 6.000    10/01/08          477,995
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj........................ 6.250    10/01/18        1,317,045
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj........................ 6.375    10/01/28        1,288,350
 1,445    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev...................................... 6.375    02/01/08        1,407,647
 4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev...................................... 6.500    02/01/28        3,757,840
 1,175    Fulton Cnty, GA Residential Care Fac
          Elderly Auth Rev......................... 6.900    07/01/19        1,056,137
 2,810    Fulton Cnty, GA Residential Care Sr Lien
          RHA Asstd Living Ser A................... 7.000    07/01/29        2,467,545
   300    Richmond Cnty, GA Dev Auth Nursing Home
          Rev Beverly Enterprises GA Proj Rfdg..... 8.750    06/01/11          314,823
 2,500    Rockdale Cnty, GA Dev Auth Solid Waste
          Disp Visy Paper Inc Proj................. 7.500    01/01/26        2,547,150
                                                                        --------------
                                                                            29,264,819
                                                                        --------------
          HAWAII  0.4%
   765    Hawaii Cnty, HI Impt Dist No 17 Spl Assmt
          Kaloko Subdivision....................... 9.500    08/01/11          767,739
 3,205    Hawaii St Dept Trans Spl Fac Continental
          Airls Inc................................ 5.625    11/15/27        2,538,296

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          HAWAII (CONTINUED)
$2,465    Hawaii St Hsg Fin & Dev Corp Single
          Family Mtg Rev Ser A (ACA Insd).......... 5.350%   07/01/18   $    2,377,270
                                                                        --------------
                                                                             5,683,305
                                                                        --------------
          IDAHO  0.2%
 2,500    Idaho Hlth Facs Auth Rev Vly Vista Care
          Ser A Rfdg (b)........................... 7.875    11/15/29        2,407,775
                                                                        --------------

          ILLINOIS  7.5%
 1,475    Bedford Park, IL Tax Increment Rev 71st &
          Cicero Proj Rfdg......................... 7.375    01/01/12        1,530,740
   895    Bedford Park, IL Tax Increment Rev Sr
          Lien Bedford City Sq Proj................ 9.250    02/01/12          947,143
 2,000    Carol Stream, IL First Mtg Rev Windsor
          Park Manor Proj Rfdg..................... 7.200    12/01/14        1,990,420
   415    Cary, IL Spl Tax Svc Area No 1 Cambridge
          Ser A.................................... 7.500    03/01/10          423,375
 1,185    Cary, IL Spl Tax Svc Area No 1 Cambridge
          Ser A.................................... 7.625    03/01/30        1,200,855
 2,375    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A......................... 6.500    12/01/05        2,375,499
 1,440    Chicago, IL Tax Increment Alloc Read
          Dunning Ser B............................ 7.250    01/01/14        1,567,339
 1,925    Chicago, IL Tax Increment Alloc
          Subordinated Central Loop Inds Ser A (ACA
          Insd).................................... 6.500    12/01/08        1,992,260
 1,150    Chicago, IL Neighborhoods Alive 21 Pgm
          Ser A (FGIC Insd)........................ 6.000    01/01/28        1,200,773
 1,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A............ 8.200    12/01/24        1,111,930
   540    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A............ 7.875    11/01/25          551,399
   790    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          Delta Airls Inc Rfdg..................... 6.450    05/01/18          779,390
 3,000    Chicago, IL Wtr Rev Rfdg (FGIC Insd)..... 5.250    11/01/27        2,857,560
 3,000    Clay Cnty, IL Hosp Rev................... 5.900    12/01/28        2,409,120
 3,000    Crestwood, IL Tax Increment Rev Rfdg..... 7.250    12/01/08        3,094,650
 2,500    Godfrey, IL Rev United Methodist Vlg Ser
          A........................................ 5.875    11/15/29        1,966,675
   500    Hodgkins, IL Tax Increment Ser A Rfdg.... 9.500    12/01/09          538,220
 4,000    Hodgkins, IL Tax Increment Ser A Rfdg.... 7.625    12/01/13        4,248,560
 3,750    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg...................... 6.550    11/15/29        3,299,362

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          ILLINOIS (CONTINUED)
$3,435    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A......................... 8.500%   12/01/15   $    3,782,828
 4,000    Huntley, IL Spl Svc Area No 10 Ser A..... 6.500    03/01/29        3,780,400
 2,450    Huntley, IL Spl Svc Area No 6............ 6.750    02/01/25        2,366,332
 1,000    Huntley, IL Spl Svc Area No 7............ 6.300    03/01/28          921,440
   500    Illinois Dev Fin Auth Econ Dev Rev Latin
          Sch of Chicago Proj...................... 5.650    08/01/28          455,695
 2,470    Illinois Dev Fin Auth Hlth Fac Rev Cmnty
          Living Options........................... 7.125    03/01/10        2,499,714
   555    Illinois Dev Fin Auth Rev Cmnty Fac
          Clinic Altgeld Proj...................... 8.000    11/15/06          573,121
 1,750    Illinois Dev Fin Auth Rev Cmnty Fac
          Clinic Altgeld Proj...................... 8.000    11/15/16        1,799,700
 2,000    Illinois Dev Fin Auth Rev Debt
          Restructure-East Saint Louis............. 7.375    11/15/11        2,169,180
 4,500    Illinois Edl Fac Auth Rev Peace Mem
          Ministries Proj.......................... 7.500    08/15/26        4,554,270
 1,000    Illinois Edl Facs Auth Rev Lifelink Corp
          Oblig Group Rfdg......................... 5.850    02/15/20          826,300
 4,295    Illinois Edl Facs Auth Rev Lifelink Corp
          Oblig Group Rfdg......................... 5.700    02/15/24        3,399,106
 3,250    Illinois Hlth Fac Auth Rev............... 7.500    01/01/11        2,890,485
 2,000    Illinois Hlth Fac Auth Rev Central
          Baptist Home Proj........................ 7.125    11/15/29        1,891,540
 1,475    Illinois Hlth Fac Auth Rev Covenant
          Retirement Cmntys Ser A.................. 7.600    12/01/12        1,557,408
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg......................... 7.400    08/15/23        2,952,570
 2,250    Illinois Hlth Fac Auth Rev Fairview
          Residence Rockford Ser A................. 6.500    08/15/29        1,955,273
 1,700    Illinois Hlth Fac Auth Rev Lifelink Corp
          Oblig Group Ser B (Prerefunded @
          02/15/05)................................ 8.000    02/15/25        1,922,496
 4,000    Illinois Hlth Fac Auth Rev Lutheran Home
          & Svcs Proj Ser A........................ 7.500    08/15/26        4,041,720
 2,000    Illinois Hlth Fac Auth Rev OSF Hlthcare
          Sys...................................... 6.250    11/15/29        1,938,860
 1,000    Illinois Hlth Facs Auth Rev Bohemian
          Tabor Hills Ser B Rfdg................... 5.900    11/15/24          827,970
 3,000    Illinois Hsg Dev Auth Rev Homeowner Mtg
          Subser D-4............................... 6.050    08/01/31        3,041,820
 8,760    Illinois St Real Estate Lease Ctfs (ACA
          Insd) (a) (c)............................ 8.800    06/15/18       10,039,423

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          ILLINOIS (CONTINUED)
$  990    Loves Park, IL Rev Hoosier Care Proj Ser
          A........................................ 7.125%   06/01/34   $      894,911
   765    Peoria, IL Spl Tax Weaverridge Spl Svc
          Area..................................... 7.625    02/01/08          796,067
 2,050    Peoria, IL Spl Tax Weaverridge Spl Svc
          Area..................................... 8.050    02/01/17        2,176,013
 1,473    Robbins, IL Res Recovery Rev
          Restructuring Proj Ser A (f)............. 8.375    10/15/16          184,180
   577    Robbins, IL Res Recovery Rev
          Restructuring Proj Ser B (f)............. 8.375    10/15/16           72,070
   212    Robbins, IL Res Recovery Rev
          Restructuring Proj Ser C................. 7.250    10/15/09          201,566
   989    Robbins, IL Res Recovery Rev
          Restructuring Proj Ser C................. 7.250    10/15/24          906,994
   459    Robbins, IL Res Recovery Rev
          Restructuring Proj Ser D.................   *      10/15/09          214,536
 1,040    Round Lake Beach, IL Tax Increment Rev
          Rfdg..................................... 7.200    12/01/04        1,082,141
 2,500    Round Lake Beach, IL Tax Increment Rev
          Rfdg..................................... 7.500    12/01/13        2,589,725
 2,640    Saint Charles, IL Indl Dev Rev Tri-City
          Cent Proj................................ 7.500    11/01/13        2,654,256
 3,855    Saint Charles, IL Multi-Family Hsg Rev
          Bonds Wessel Court Proj.................. 7.600    04/01/24        3,890,389
 2,000    Saint Charles, IL Spl Svc Area No 21..... 6.625    03/01/28        1,864,340
                                                                        --------------
                                                                           111,800,109
                                                                        --------------
          INDIANA  2.6%
   425    Carmel, IN Retirement Rental Hsg Rev
          Beverly Enterprises Inc Proj Rfdg........ 8.750    12/01/08          448,337
 1,100    Crawfordsville, IN Redev Cmnty Dist Tax
          Increment Rev............................ 7.350    02/01/17        1,085,029
 1,390    Delaware Cnty, IN Redev Dist Tax
          Increment Rev............................ 6.875    02/01/18        1,327,936
 2,500    East Chicago, IN Solid Waste Disposal Rev
          USG Corp Proj............................ 6.375    08/01/29        1,826,900
 1,000    Indiana Hlth Fac Auth Cmnty Hartsfield
          Vlg Proj Ser A........................... 6.375    08/15/27          860,660
   750    Indiana Hlth Fac Auth Saint Anthony
          Home..................................... 7.000    05/15/17          718,252
 1,000    Indiana Hlth Fac Auth Saint Anthony
          Home..................................... 7.250    05/15/24          994,930
 2,485    Indiana Hlth Fac Fin Auth Rev Hoosier
          Care Proj Ser A.......................... 7.125    06/01/34        2,246,316
 2,895    Indiana Hlth Fac Fin Auth Rev Metro
          Hlth/IN Inc Proj......................... 6.300    12/01/23        2,447,549

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          INDIANA (CONTINUED)
$3,000    Indiana Hlth Fac Fin Auth Rev Metro
          Hlth/IN Inc Proj......................... 6.400%   12/01/33   $    2,489,490
 2,592    Indiana St Dev Fin Auth Indl Dev Rev
          Unr-Rohn Inc Proj, 144A (e).............. 7.500    03/01/11        2,665,613
 3,000    Indianapolis, IN Arpt Auth Rev Spl Fac
          Federal Express Corp Proj................ 7.100    01/15/17        3,130,620
 8,270    Indianapolis, IN Arpt Auth Rev Spl Fac
          United Airls Proj Ser A.................. 6.500    11/15/31        7,749,155
   175    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/10           77,635
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/11           55,253
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/12           48,972
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/13           45,171
   125    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/14           39,900
   125    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/15           36,792
   125    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/16           33,928
 2,000    South Bend, IN Econ Dev Rev Ser A........ 6.250    11/15/29        1,679,540
   300    Valparaiso, IN Econ Dev Rev First Mtg
          Whispering Pines Cent.................... 7.300    01/01/02          301,629
   980    Valparaiso, IN Econ Dev Rev First Mtg
          Whispering Pines Cent.................... 7.500    01/01/07          991,172
 1,405    Valparaiso, IN Econ Dev Rev First Mtg
          Whispering Pines Cent.................... 7.750    01/01/12        1,420,891
 2,045    Valparaiso, IN Econ Dev Rev First Mtg
          Whispering Pines Cent.................... 8.000    01/01/17        2,067,843
   400    Wells Cnty, IN Hosp Auth Rev Caylor
          Nickel Med Cent Inc Rfdg................. 8.500    04/15/03          433,796
 3,600    Wells Cnty, IN Hosp Auth Rev Caylor
          Nickel Med Cent Inc Rfdg................. 8.750    04/15/12        4,020,444
                                                                        --------------
                                                                            39,243,753
                                                                        --------------
          IOWA  0.7%
 1,000    Bremer Cnty, IA Hlthcare & Residential
          Fac Rev Proj Rfdg........................ 7.250    11/15/29          949,720
 1,500    Cedar Rapids, IA Rev First Mtg Cottage
          Grove Rfdg Ser A......................... 5.875    07/01/28        1,089,375

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          IOWA (CONTINUED)
$3,000    Iowa Fin Auth Cmnty Provider Rev Boys &
          Girl Home Family Proj (ACA Insd)......... 6.250%   12/01/28   $    3,008,580
 2,770    Iowa Fin Auth Multi-Family Rev Hsg Park
          West Proj Rfdg........................... 8.000    10/01/23        2,793,157
 2,265    Iowa Fin Auth Retirement Fac Presbyterian
          Homes Mill Pond.......................... 6.000    10/01/33        1,822,238
 1,000    Scott Cnty, IA Rev Ridgecrest Vlg
          Proj Ser A............................... 7.250    11/15/26          974,890
                                                                        --------------
                                                                            10,637,960
                                                                        --------------
          KANSAS  0.6%
 1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg............................... 8.000    07/01/16        1,033,160
 2,000    Lenexa, KS Hlthcare Fac Rev Lakeview Vlg
          Ser B.................................... 6.250    05/15/26        1,757,560
 3,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg............................... 8.000    07/01/16        3,113,850
 1,150    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
          Inc Ser A................................ 8.000    05/15/30        1,157,211
 3,125    Shawnee Cnty, KS Rev United Methodist
          Homes Inc Ser A Rfdg..................... 6.125    11/15/19        2,607,875
                                                                        --------------
                                                                             9,669,656
                                                                        --------------
          KENTUCKY  0.6%
 1,000    Kenton Cnty, KY Aprt Brd Spl Mesaba
          Aviation Inc Proj Ser A.................. 6.625    07/01/19          954,580
 2,100    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A................... 7.500    02/01/12        2,170,392
 1,195    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A................... 8.100    12/01/15        1,208,611
 2,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev
          Mesaba Aviation Inc Proj Ser A........... 6.700    07/01/29        1,886,920
 3,000    Newport, KY Pub Pptys Corp Rev First Mtg
          Pub Prkg & Plaza A 1..................... 8.500    01/01/27        2,942,070
                                                                        --------------
                                                                             9,162,573
                                                                        --------------
          LOUISIANA  1.9%
 4,700    Hodge, LA Util Rev....................... 9.000    03/01/10        4,795,645
   995    Iberia Parish, LA Hosp Svc Dist No 1 Hosp
          Rev...................................... 7.500    05/26/06        1,007,786
 2,000    Iberia Parish, LA Hosp Svc Dist No 1 Hosp
          Rev...................................... 8.000    05/26/16        1,981,620
 4,000    Lake Charles, LA Harbor & Terminal Dist
          Port Fac Rev Trunkline Lng Co Rfdg....... 7.750    08/15/22        4,266,280

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          LOUISIANA (CONTINUED)
$  200    Louisiana Hsg Fin Agy Rev Multi-Family
          Hsg Plantation Ser A..................... 9.000%   01/01/01   $      200,066
 4,675    Louisiana Hsg Fin Agy Rev Multi-Family
          Hsg Plantation Ser A..................... 7.125    01/01/28        3,760,710
 4,000    Louisiana Loc Govt Environment Facs Cmnty
          Dev Auth Rev Hlthcare Saint James Place
          Ser A Rfdg............................... 8.000    11/01/29        3,894,320
   530    Louisiana Pub Fac Auth Rev Indl Dev
          Beverly Enterprises Inc Rfdg............. 8.250    09/01/08          551,757
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare................................. 6.375    10/01/20          850,990
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare................................. 6.375    10/01/28          819,620
 1,150    Port New Orleans, LA Indl Dev Rev
          Avondale Inds Inc Proj Rfdg.............. 8.250    06/01/04        1,190,744
 2,500    Saint James Parish, LA Solid Waste Disp
          Rev Kaiser Alum Proj..................... 7.750    08/01/22        2,157,450
 2,000    Saint Tammany, LA Pub Trust Fin Auth Rev
          Christwood Proj Rfdg..................... 5.700    11/15/28        1,585,060
   500    West Feliciana Parish, LA Pollutn Ctl Rev
          Gulf States Util Co Proj Ser A........... 7.500    05/01/15          520,845
 1,000    West Feliciana Parish, LA Pollutn Ctl Rev
          Gulf States Util Co Proj Ser B........... 9.000    05/01/15        1,031,010
                                                                        --------------
                                                                            28,613,903
                                                                        --------------
          MAINE  0.5%
 3,200    Maine Fin Auth Solid Waste Disposal Rev
          Boise Cascade Corp Proj.................. 7.900    06/01/15        3,256,320
 2,000    Maine Hlth & Higher Edl Facs Auth Rev
          Piper Shores Ser A....................... 7.550    01/01/29        1,942,500
 1,500    Maine Vets Homes ME Rev.................. 7.750    10/01/20        1,561,320
                                                                        --------------
                                                                             6,760,140
                                                                        --------------
          MARYLAND  1.5%
 1,250    Anne Arundel Cnty, MD Spl Tax Dist
          Arundel Mills Proj....................... 7.100    07/01/29        1,285,950
 2,000    Anne Arundel Cnty, MD Spl Tax Dist
          Farmington Vlg Proj Ser A................ 6.250    06/01/25        1,870,780
 2,500    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A............................... 7.250    11/01/29        2,281,850
 1,750    Baltimore Cnty, MD Nursing Fac Eastpoint
          Rehab & Nursing Cent Ser A............... 6.750    04/01/28        1,226,453

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MARYLAND (CONTINUED)
$2,000    Baltimore Cnty, MD Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Ser A Rfdg..... 7.550%   06/01/17   $    1,746,960
 1,500    Frederick Cnty, MD Spl Oblig Urbana Cmnty
          Dev Auth................................. 6.625    07/01/25        1,443,660
 1,000    Howard Cnty, MD Retirement Cmnty Rev Ser
          A........................................ 7.250    05/15/15          958,590
 1,500    Howard Cnty, MD Retirement Cmnty Rev Ser
          A........................................ 7.875    05/15/21        1,440,495
 2,000    Maryland St Econ Dev Corp Afco Cargo BWI
          LLC Proj................................. 6.500    07/01/24        1,802,460
 1,075    Montgomery Cnty, MD Econ Dev Rev
          Editorial Proj In Edl Ser A, 144A (e).... 6.250    09/01/08        1,006,985
 3,730    Montgomery Cnty, MD Econ Dev Rev
          Editorial Projs In Edl Ser A, 144A (e)... 6.400    09/01/28        3,283,817
   850    Prince Georges Cnty, MD Hosp Rev (f)..... 6.375    01/01/23          297,670
 3,000    Prince Georges Cnty, MD Spl Oblig Spl
          Assmt Woodview Ser A..................... 8.000    07/01/26        3,277,950
                                                                        --------------
                                                                            21,923,620
                                                                        --------------
          MASSACHUSETTS  7.4%
   715    Massachusetts St Dev Fin Agy Mchsp Human
          Svcs Providers Ser A..................... 7.500    07/01/10          707,786
 1,025    Massachusetts St Dev Fin Agy Mchsp Human
          Svcs Providers Ser A..................... 8.000    07/01/20        1,018,081
 5,405    Massachusetts St Dev Fin Agy New England
          Cent For Children........................ 6.000    11/01/19        4,541,767
 1,060    Massachusetts St Dev Fin Agy Rev Boston
          Architectural Cent....................... 6.100    09/01/18        1,081,984
 1,445    Massachusetts St Dev Fin Agy Rev Boston
          Architectural Cent....................... 6.250    09/01/28        1,475,865
 1,000    Massachusetts St Dev Fin Agy Rev Greater
          Lynn Mental Hlth, 144A (e)............... 7.750    06/01/18          997,340
 1,385    Massachusetts St Dev Fin Agy Rev Greater
          Lynn Mental Hlth Ser B, 144A (e)......... 6.375    06/01/18        1,214,991
 3,945    Massachusetts St Dev Fin Agy Rev
          Hillcrest Edl Cent Inc................... 6.375    07/01/29        3,856,001
 5,000    Massachusetts St Dev Fin Agy Rev Hlthcare
          Fac Alliance Ser A....................... 7.100    07/01/32        4,637,450
 2,410    Massachusetts St Dev Fin Agy Rev
          Lexington Montessori Sch Issue........... 6.625    08/01/29        2,402,047
 1,000    Massachusetts St Dev Fin Agy Rev Mchsp
          Human Svcs Providers Ser A............... 6.750    07/01/18          844,040

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MASSACHUSETTS (CONTINUED)
$2,470    Massachusetts St Dev Fin Agy Rev Mchsp
          Human Svcs Providers Ser C............... 7.750%   07/01/30   $    2,407,756
 3,090    Massachusetts St Dev Fin Agy Rev Whitney
          Academy Issue............................ 7.500    09/01/30        2,943,503
 3,000    Massachusetts St Hlth & Edl Christopher
          House Ser A Rfdg......................... 6.875    01/01/29        2,727,900
 1,410    Massachusetts St Hlth & Edl Fac Auth Rev
          Indpt Living Ser A....................... 8.100    07/01/18        1,553,030
 1,000    Massachusetts St Hlth & Edl Facs Auth Rev
          Smith College Ser D...................... 5.750    07/01/24        1,005,390
 2,000    Massachusetts St Indl Fin Agy Assisted
          Living Fac Rev........................... 8.000    09/01/27        2,079,860
 2,000    Massachusetts St Indl Fin Agy Assisted
          Living Fac Rev........................... 7.500    12/01/27        1,968,180
   960    Massachusetts St Indl Fin Agy First Mtg
          Pilgrim Inc Proj......................... 6.500    10/01/15          853,210
 4,000    Massachusetts St Indl Fin Agy Hlthcare
          Fac Rev Metro Hlth Fndtn Inc Proj Ser
          A........................................ 6.750    12/01/27        3,608,120
   450    Massachusetts St Indl Fin Agy Indl Rev
          Beverly Enterprises Inc/Gloucester &
          Lexington Proj Rfdg...................... 8.000    05/01/02          453,384
   800    Massachusetts St Indl Fin Agy Indl Rev
          Beverly Enterprises Inc/Gloucester &
          Lexington Proj Rfdg...................... 8.375    05/01/09          834,352
11,035    Massachusetts St Indl Fin Agy Rev First
          Mtg Reeds Landing Proj................... 7.100    10/01/28       10,277,227
   500    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent.......................... 8.000    12/01/06          520,945
 1,000    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent.......................... 8.375    12/01/13        1,089,600
 3,000    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent.......................... 8.500    12/01/20        3,281,100
 2,555    Massachusetts St Indl Fin Agy Rev East
          Boston Neighborhood Proj................. 7.500    07/01/16        2,427,301
 2,560    Massachusetts St Indl Fin Agy Rev East
          Boston Neighborhood Proj................. 7.625    07/01/26        2,469,581
   630    Massachusetts St Indl Fin Agy Rev
          Evergreen Cent Inc....................... 8.000    11/01/06          656,958
 3,700    Massachusetts St Indl Fin Agy Rev
          Evergreen Cent Inc, 144A (e)............. 9.250    11/01/11        3,835,753

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MASSACHUSETTS (CONTINUED)
$1,230    Massachusetts St Indl Fin Agy Rev
          Evergreen Cent Inc....................... 8.375%   11/01/13   $    1,358,879
 2,165    Massachusetts St Indl Fin Agy Rev
          Evergreen Cent Inc....................... 8.500    11/01/20        2,419,323
 1,005    Massachusetts St Indl Fin Agy Rev First
          Mtg Evanswood Bethzatha Ser A Rfdg....... 7.400    01/15/09          657,159
 2,000    Massachusetts St Indl Fin Agy Rev First
          Mtg Evanswood Bethzatha Ser A Rfdg....... 7.625    01/15/14        1,304,160
 2,000    Massachusetts St Indl Fin Agy Rev First
          Mtg Evanswood Bethzatha Ser A Rfdg....... 7.875    01/15/20        1,302,540
 1,700    Massachusetts St Indl Fin Agy Rev First
          Mtg Stone Institute & Newton............. 7.700    01/01/14        1,756,729
 1,760    Massachusetts St Indl Fin Agy Rev
          Glenmeadow Retirement Cmnty Ser C
          (Prerefunded @ 02/15/06)................. 8.250    02/15/08        2,078,067
 1,000    Massachusetts St Indl Fin Agy Rev
          Glenmeadow Retirement Cmnty Ser C
          (Prerefunded @ 02/15/06)................. 8.625    02/15/26        1,194,800
 2,570    Massachusetts St Indl Fin Agy Rev Greater
          Lynn Mental Hlth, 144A (e)............... 6.200    06/01/08        2,411,123
 6,000    Massachusetts St Indl Fin Agy Rev Greater
          Lynn Mental Hlth, 144A (e)............... 6.375    06/01/18        5,305,560
 3,560    Massachusetts St Indl Fin Agy Rev Greater
          Lynn Mental Hlth (Prerefunded @
          06/01/04)................................ 8.800    06/01/14        4,358,971
   740    Massachusetts St Indl Fin Agy Rev
          Hillcrest Edl Cent Inc Proj (Escrowed to
          Maturity)................................ 8.000    07/01/05          840,470
 2,850    Massachusetts St Indl Fin Agy Rev
          Hillcrest Edl Cent Inc Proj (Prerefunded
          @ 07/01/05).............................. 8.450    07/01/18        3,312,384
 1,030    Massachusetts St Indl Fin Agy Rev HMES
          Issue.................................... 7.000    09/01/12          986,740
 3,380    Massachusetts St Indl Fin Agy Rev JRC
          Assisted Living.......................... 7.500    07/01/26        3,306,417
 2,600    Massachusetts St Indl Fin Agy Rev
          Montserrat College Art Issue Ser A....... 7.000    12/01/27        2,567,396
 2,000    Massachusetts St Indl Fin Agy Rev Sr
          Living Fac Forge Hill Proj............... 6.750    04/01/30        1,714,540
 2,000    Massachusetts St Indl Fin Agy Trustees
          Deerfield Academy........................ 6.750    10/01/28        1,727,340
 5,000    Massachusetts St Tpk Auth Ser A (MBIA
          Insd).................................... 5.000    01/01/37        4,540,600
                                                                        --------------
                                                                           110,913,700
                                                                        --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MICHIGAN  1.8%
$1,000    Detroit, MI Loc Dev Fin Auth Tax
          Increment Sr Ser B, 144A (e)............. 6.700%   05/01/21   $      975,740
 3,480    Detroit, MI Loc Dev Fin Auth Tax
          Increment Sub Ser C...................... 6.850    05/01/21        3,412,731
   910    Dickinson Cnty, MI Mem Hosp Sys Hosp Rev
          (Prerefunded @ 11/01/04)................. 7.625    11/01/05          967,039
 1,000    Dickinson Cnty, MI Mem Hosp Sys Hosp Rev
          (Prerefunded @ 11/01/04)................. 8.000    11/01/14        1,130,220
 1,590    Grand Blanc Academy MI Ctfs Partn........ 7.750    02/01/30        1,595,931
 3,000    Kalamazoo, MI Econ Dev Corp Rev Econ Dev
          Heritage Ser A........................... 7.250    05/15/25        2,799,270
 2,390    Meridian, MI Econ Dev Corp First Mtg
          Burcham Hills Ser A Rfdg................. 7.500    07/01/13        2,395,354
 3,430    Meridian, MI Econ Dev Corp First Mtg
          Burcham Hills Ser A Rfdg................. 7.750    07/01/19        3,437,614
 1,000    Michigan St Hosp Fin Auth Rev Ascension
          Hlth Credit Ser A........................ 6.125    11/15/26        1,013,350
   500    Michigan St Hosp Fin Auth Rev Hosp
          Genesys Hlth Sys Ser A Rfdg (Prerefunded
          @ 10/01/05).............................. 7.500    10/01/07          571,505
 1,500    Michigan St Hosp Fin Auth Rev Hosp
          Genesys Hlth Sys Ser A Rfdg (Prerefunded
          @ 10/01/05).............................. 8.100    10/01/13        1,753,185
 2,700    Michigan St Hosp Fin Auth Rev Hosp Henry
          Ford Hlth Ser A Rfdg..................... 5.250    11/15/25        2,431,566
 1,051    Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (d) (f).... 8.000    12/01/27          210,275
 4,000    Michigan St Strategic Fd Solid Waste Disp
          Rev Genesee Pwr Station Proj............. 7.500    01/01/21        4,094,960
                                                                        --------------
                                                                            26,788,740
                                                                        --------------
          MINNESOTA  2.5%
 1,750    Albertville, MN Multi-Family Rev Hsg
          Cottages Albertville Proj Ser A.......... 6.750    09/01/29        1,666,875
 1,020    Austin, MN Multi-Family Rev Hsg Cedars of
          Austin Proj Rfdg......................... 7.500    04/01/17        1,034,566
 2,000    Austin, MN Multi-Family Rev Hsg Cedars of
          Austin Proj Rfdg......................... 7.500    04/01/18        2,028,560
 1,955    Brooklyn Cent, MN Multi-Family Hsg Rev
          Four Courts Apts Proj Ser A Rfdg......... 7.400    12/01/15        1,946,242
 1,220    Brooklyn Cent, MN Multi-Family Hsg Rev
          Four Courts Apts Proj Ser A Rfdg......... 7.500    06/01/25        1,213,229

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MINNESOTA (CONTINUED)
$1,460    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser A................ 6.000%   10/01/28   $    1,186,717
 1,495    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B................ 6.000    10/01/33        1,202,757
 1,375    Carlton, MN Hlth & Hsg Facs Inter-Faith
          Social Svcs Inc Proj..................... 7.500    04/01/19        1,327,769
 1,250    Carlton, MN Hlth & Hsg Facs Inter-Faith
          Social Svcs Inc Proj..................... 7.750    04/01/29        1,217,000
   750    Chicago City, MN Hlth Fac Rev Part
          Pleasant Heights Proj Ser A Rfdg......... 7.300    07/01/25          757,522
 3,000    Columbia Heights, MN Multi-Family Crest
          View Corp Proj........................... 6.000    03/01/33        2,464,680
 2,700    Dakota Cnty, MN Hsg & Redev.............. 6.250    05/01/29        2,482,461
 1,200    Maplewood, MN Hlthcare Fac Rev VOA Care
          Cent Proj................................ 7.450    10/01/16        1,218,756
 1,000    Minneapolis, MN Hlthcare Fac Rev Ebenezer
          Society Proj Ser A....................... 7.200    07/01/23          964,330
 1,000    Minneapolis, MN Hlthcare Fac Rev Saint
          Olaf Residence Inc Proj.................. 7.100    10/01/23          960,660
   350    Minneapolis, MN Multi-Family Rev Hsg
          Belmont Apts Proj........................ 7.250    11/01/16          349,968
 1,320    Minneapolis, MN Multi-Family Rev Hsg
          Belmont Apts Proj........................ 7.625    11/01/27        1,324,145
 3,040    New Brighton, MN Rental Hsg Rev
          Polynesian Vlg Apts Proj Ser A Rfdg...... 7.500    10/01/17        3,080,705
   635    New Hope, MN Multi-Family Rev Hsg
          Broadway Lanel Proj...................... 7.750    09/01/07          641,890
 2,320    New Hope, MN Multi-Family Rev Hsg
          Broadway Lanel Proj...................... 8.000    09/01/18        2,338,606
   735    North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg........... 9.000    02/01/09          757,087
 2,220    North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg........... 9.250    02/01/22        2,285,557
 2,255    Northfield, MN Hlthcare Facs Rev Three
          Links Care Cent Proj..................... 5.875    04/01/29        1,802,557
 1,000    Saint Paul, MN Port Auth Hotel Fac Rev
          Radisson Kellogg Proj Ser 2.............. 7.375    08/01/29          977,030
 2,000    Spring Lake Park, MN Multi-Family Hsg
          Cottages Spring Lake Rfdg (LOC: Zapp Natl
          Bank St Cloud)........................... 8.375    01/01/22        2,001,460
                                                                        --------------
                                                                            37,231,129
                                                                        --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MISSISSIPPI  0.6%
$  895    Lowndes Cnty, MS Hosp Rev Golden Triangle
          Med Cent Rfdg............................ 8.500%   02/01/10   $      914,564
 3,585    Mississippi Bus Fin Corp MS Pollutn Ctl
          Rev Sys Energy Res Inc Proj.............. 5.875    04/01/22        3,277,909
 2,100    Mississippi Dev Bank Spl Oblig Diamond
          Lakes Utils Ser A Rfdg................... 6.250    12/01/17        1,981,602
 2,640    Ridgeland, MS Urban Renewal Rev The
          Orchard Ltd Proj Ser A Rfdg.............. 7.750    12/01/15        2,731,793
                                                                        --------------
                                                                             8,905,868
                                                                        --------------
          MISSOURI  2.1%
 2,755    Ellisville, MO Indl Dev Auth Rev Rfdg &
          Impt Gambrill Gardens Proj............... 6.200    06/01/29        2,305,274
   945    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj...................... 7.250    04/01/07          970,572
 2,000    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj...................... 7.625    04/01/17        2,057,080
 1,000    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj...................... 7.625    04/01/18        1,025,390
 3,610    Good Shepard Nursing Home Dist MO Nursing
          Home Fac Rev Rfdg........................ 5.900    08/15/23        2,997,708
 2,540    Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Cent Proj Ser A Rfdg..... 8.250    12/01/15        2,637,434
 2,750    Jefferson Cnty, MO Jr College Dist
          Student Hsg Sys Rev Jefferson College.... 7.250    07/01/31        2,635,710
 2,985    Kansas City, MO Multi-Family Hsg Rev Vlg
          Green Apts Proj.......................... 6.250    04/01/30        2,686,918
   375    Missouri St Hlth & Edl Fac Auth Hlth Fac
          Rev Bethesda Hlth Ser A (Prerefunded @
          8/15/04)................................. 7.500    08/15/12          417,101
   700    Missouri St Hlth & Edl Fac Auth Hlth Fac
          Rev Bethesda Ser A....................... 7.500    08/15/12          702,191
 3,000    Perry Cnty, MO Nursing Home Rev Rfdg..... 5.900    03/01/28        2,413,530
 2,000    Saint Louis, MO Indl Dev Auth Rev Saint
          Louis Convention Ser A (b)............... 7.200    12/15/28        2,016,880
 1,000    Saint Louis, MO Indl Dev Auth Rev Saint
          Louis Convention Ser A (b)............... 6.875    12/15/20          986,590
 1,530    Saint Louis, MO Tax Increment Rev Scullin
          Redev Area Ser A......................... 10.000   08/01/10        1,835,373
 3,325    Saline Cnty, MO Indl Dev Auth Hlth Facs
          Rev John Fitzgibbon Mem Hosp Inc......... 6.500    12/01/28        2,913,697

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MISSOURI (CONTINUED)
$3,600    Valley Park, MO Indl Dev Auth Sr Hsg Rev
          Cape Albeon Proj......................... 6.150%   12/01/33   $    3,024,180
                                                                        --------------
                                                                            31,625,628
                                                                        --------------
          MONTANA  0.2%
 2,825    Montana St Brd Invt Res Recovery Rev
          Yellowstone Energy L P Proj.............. 7.000    12/31/19        2,639,850
                                                                        --------------

          NEVADA  0.9%
 1,000    Boulder City, NV Hosp Rev Boulder City
          Hosp Inc Proj Rfdg....................... 5.850    01/01/22          816,530
 3,000    Clark Cnty, NV Assisted Living Homestead
          Boulder City Proj........................ 6.500    12/01/27        2,629,890
 1,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser A Rfdg.......................... 5.600    10/01/30          850,220
 1,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser B Rfdg.......................... 5.900    10/01/30          879,800
 1,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser C Rfdg.......................... 5.500    10/01/30          832,520
 2,000    Director St NV Dept Bus & Ind Las Vegas
          Monorail Proj (AMBAC Insd)............... 5.375    01/01/40        1,915,100
 2,000    Henderson, NV............................ 5.500    04/01/20        2,006,360
 1,430    Henderson, NV Loc Impt Dist No T-10...... 7.500    08/01/15        1,474,830
   845    Las Vegas, NV Spl Impt Dist No 505
          Elkhorn Springs.......................... 8.000    09/15/13          875,006
 1,020    Nevada St Dept Commerce Hlth Fac Rev
          Washoe Convalescent Cent Proj Rfdg....... 8.125    06/01/03        1,037,330
                                                                        --------------
                                                                            13,317,586
                                                                        --------------
          NEW HAMPSHIRE  2.5%
   435    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Colby-Sawyer College Issue........... 7.200    06/01/12          456,189
 2,565    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Colby-Sawyer College Issue........... 7.500    06/01/26        2,671,447
   860    New Hampshire Higher Edl & Hlth Fac Auth
          Rev First Mtg Odd Fellows Home Rfdg...... 8.000    06/01/04          877,914
 2,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev First Mtg Odd Fellows Home Rfdg...... 9.000    06/01/14        2,261,480
 1,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Havenwood-Heritage Heights........... 7.350    01/01/18        1,002,690
 4,825    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Havenwood-Heritage Heights........... 7.450    01/01/25        4,837,931

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW HAMPSHIRE (CONTINUED)
$2,255    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Hlthcare Visiting Nurse, 144A (e).... 7.250%   09/01/23   $    2,240,974
 2,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev New London Hosp Assn Proj............ 7.500    06/01/05        2,092,500
 1,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Riverwoods at Exeter Ser A........... 6.500    03/01/23          879,730
 3,300    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Vly Regl Hosp, 144A (e).............. 7.350    04/01/23        3,311,055
 2,000    New Hampshire Higher Edl & Hlth Facs Auth
          Rev...................................... 6.125    03/01/19        1,892,720
 4,845    New Hampshire Higher Edl & Hlth Facs Auth
          Rev Rfdg................................. 6.300    07/01/29        4,539,329
 1,000    New Hampshire Hlth & Edl Facs Auth Rev NH
          College Issue............................ 7.500    01/01/31        1,026,690
 3,720    New Hampshire St Business Fin Auth Elec
          Fac Rev Plymouth Cogeneration............ 7.750    06/01/14        3,756,716
 3,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Systems Ser A Rfdg... 7.000    10/01/29        2,748,060
 1,320    New Hampshire St Hsg Fin Auth Single
          Family Rev............................... 5.900    07/01/28        1,312,793
   975    New Hampshire St Hsg Fin Auth Single
          Family Rev Ser G......................... 6.300    01/01/26          992,774
                                                                        --------------
                                                                            36,900,992
                                                                        --------------
          NEW JERSEY  4.8%
 4,990    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig.......................... 8.400    04/01/24        4,800,679
 4,500    Camden Cnty, NJ Impt Auth Lease Rev
          Kaighn PT Marine Term Ser A.............. 8.000    06/01/27        3,591,450
   500    New Jersey Econ Dev Auth Econ Dev Rev
          Green Acres Manor Inc Ser A Rfdg......... 8.000    01/01/09          508,825
 1,000    New Jersey Econ Dev Auth Econ Dev Rev
          Green Acres Manor Inc Ser A Rfdg......... 8.250    01/01/17        1,020,680
 1,100    New Jersey Econ Dev Auth Econ Dev Rev
          Hamilton Cont Care Ser A................. 8.350    11/01/30        1,077,406
   975    New Jersey Econ Dev Auth Econ Dev Rev
          Proj Ser A Rfdg.......................... 6.750    07/01/19          909,607
   310    New Jersey Econ Dev Auth Econ Dev Rev
          Zirb Ser Greenbriar Inc Ser A Rfdg....... 7.375    07/15/03          313,187
   915    New Jersey Econ Dev Auth Econ Dev Rev
          Zirb Ser Greenbriar Inc Ser A Rfdg....... 7.750    07/15/08          937,088

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW JERSEY (CONTINUED)
$  250    New Jersey Econ Dev Auth First Mtg Cranes
          Mill Ser A............................... 7.000%   02/01/10   $      246,650
 1,500    New Jersey Econ Dev Auth First Mtg Cranes
          Mill Ser A............................... 7.375    02/01/17        1,521,315
 3,500    New Jersey Econ Dev Auth First Mtg Cranes
          Mill Ser A............................... 7.500    02/01/27        3,554,880
   500    New Jersey Econ Dev Auth First Mtg Gross
          Rev Burnt Tavern Convalescent Ser A
          Rfdg..................................... 9.000    11/15/13          519,700
   840    New Jersey Econ Dev Auth First Mtg Gross
          Rev Stone Arch Nursing Home Proj Rfdg.... 8.750    12/01/10          876,935
 1,000    New Jersey Econ Dev Auth Holt Hauling &
          Warehsg Rev Ser G Rfdg................... 8.400    12/15/15          965,310
 3,000    New Jersey Econ Dev Auth Meridian
          Assisted Living Rev Proj (b)............. 6.750    08/01/30        2,623,530
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A................................ 8.000    11/15/15          976,170
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A................................ 8.125    11/15/18          981,010
 1,440    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A................................ 8.125    11/15/23        1,388,578
 2,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A................................ 8.250    11/15/30        1,939,600
   500    New Jersey Econ Dev Auth Rev First Mtg
          Fellowship Vlg Proj Ser A (Prerefunded @
          01/01/05)................................ 8.500    01/01/10          578,230
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Fellowship Vlg Proj Ser A (Prerefunded @
          01/01/05)................................ 9.250    01/01/25        1,183,640
   975    New Jersey Econ Dev Auth Rev First Mtg
          Millhouse Proj Ser A..................... 8.250    04/01/10        1,030,107
 2,060    New Jersey Econ Dev Auth Rev First Mtg
          Millhouse Proj Ser A..................... 8.500    04/01/16        2,196,537
 1,860    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A................. 7.500    11/01/05        1,884,515
 1,100    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A................. 8.500    11/01/16        1,156,320
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A................. 8.625    11/01/25        1,582,605
 2,000    New Jersey Econ Dev Auth Rev Franciscan
          Oaks Proj................................ 5.750    10/01/23        1,605,220

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW JERSEY (CONTINUED)
$1,890    New Jersey Econ Dev Auth Rev Kullman
          Assoc Proj Ser A......................... 6.125%   06/01/18   $    1,694,290
 2,500    New Jersey Econ Dev Auth Rev Sr Living
          Fac Esplandade Near...................... 7.000    06/01/39        2,220,125
   855    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A.......................... 8.000    05/15/02          882,163
   750    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A.......................... 8.000    05/15/04          816,427
 2,560    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @
          05/15/06)................................ 8.750    05/15/26        3,104,077
 4,500    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A Rfdg..................... 6.000    05/15/28        3,609,630
 2,500    New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj............... 6.250    09/15/19        2,247,650
 3,500    New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj............... 6.250    09/15/29        3,045,000
 3,000    New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj............... 7.000    11/15/30        2,926,530
 2,500    New Jersey Hlthcare Fac Fin Auth Rev Care
          Institute Inc Cherry Hill Proj........... 7.750    07/01/10        2,388,650
 2,800    New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Cent Issue Rfdg.......... 7.250    07/01/14        2,628,752
 1,125    New Jersey St Edl Fac Auth Rev Caldwell
          College Ser A............................ 7.250    07/01/25        1,180,260
 3,925    New Jersey St Edl Fac Auth Rev Felician
          College of Lodi Ser D.................... 7.375    11/01/22        4,156,300
                                                                        --------------
                                                                            70,869,628
                                                                        --------------
          NEW MEXICO  1.5%
 6,300    Albuquerque, NM Retirement Fac Rev La
          Vida Liena Proj Ser B Rfdg............... 6.600    12/15/28        5,415,417
 2,935    Bernalillo Cnty, NM Multi-Family Hsg
          Brentwood Gardens Apt B 1................ 6.600    10/15/28        2,757,550
 1,560    Bernalillo Cnty, NM Multi-Family Rev Hsg
          Sr Solar Villas Apts Ser F............... 7.250    10/15/22        1,514,932
 2,000    Farmington, NM Pollutn Ctl Rev El Paso
          Elec Ser A Rfdg.......................... 6.150    11/01/13        2,000,900
 3,000    Farmington, NM Pollutn Ctl Rev Public Svc
          Co NM Proj Ser A......................... 6.600    10/01/29        2,894,910
 1,980    New Mexico Regional Hsg Auth Region VI
          Multi-Family Rev......................... 6.750    06/15/29        1,858,982

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW MEXICO (CONTINUED)
$2,500    New Mexico St Hosp Equip Ln Council Hosp
          Rev Mem Med Cent Inc Proj................ 5.500%   06/01/28   $    1,886,500
 2,920    RHA Hsg Dev Corp NM Multi-Family Rev Mtg
          Woodleaf Apts Proj Ser A Rfdg............ 7.125    12/15/27        2,803,550
   655    Santa Fe, NM Indl Rev Casa Real Nursing
          Home Rfdg................................ 9.750    01/01/13          677,224
                                                                        --------------
                                                                            21,809,965
                                                                        --------------
          NEW YORK  5.9%
 1,000    Amherst, NY Indl Dev Agy Sr Rev Sharrey
          Zedek Proj Ser A......................... 7.000    12/01/24          937,040
 1,500    Amherst, NY Indl Dev Agy Sr Rev Sharrey
          Zedek Proj Ser A......................... 7.000    12/01/34        1,371,570
 2,000    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A......................... 6.875    06/01/39        1,824,580
 1,340    Brookhaven, NY Indl Dev Agy Sr
          Residential Hsg Rev Woodcrest Estates Fac
          Ser A.................................... 6.250    12/01/23        1,224,639
 3,760    Brookhaven, NY Indl Dev Agy Sr
          Residential Hsg Rev Woodcrest Estates Fac
          Ser A.................................... 6.375    12/01/37        3,429,985
 1,900    Castle Rest Residential Hlthcare Fac NY
          Rev Hlthcare Fac Ser B................... 8.000    08/01/10        1,820,409
 3,000    Long Island Pwr Auth NY Elec Sys Rev Gen
          Ser A (MBIA Insd)........................ 5.500    12/01/29        2,967,840
 3,900    Metropolitan Transn Auth NY Ser A (FGIC
          Insd).................................... 5.875    04/01/25        4,026,906
 1,000    Monroe Cnty, NY Indl Dev Agy Civic Fac
          Rev Woodland Vlg Proj.................... 8.000    11/15/15          991,360
 1,570    Monroe Cnty, NY Indl Dev Agy Civic Fac
          Rev Woodland Vlg Proj.................... 8.550    11/15/32        1,552,950
 1,350    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A................. 6.250    03/01/28          998,176
 1,000    Mount Vernon, NY Indl Dev Agy Civic Fac
          Rev...................................... 6.200    06/01/29          833,760
 3,425    New York City Indl Dev Agy Civic Fac Rev
          Cmnty Res Developmentally Disabled....... 7.500    08/01/26        3,472,573
 3,960    New York City Indl Dev Agy Civic Fac Rev
          Our Lady of Mercy Med Cent Pkg Corp
          Proj..................................... 8.500    12/30/22        4,192,967
 5,000    New York City Indl Dev Agy Laguardia
          Assoc LP Proj Rfdg....................... 6.000    11/01/28        4,260,850
 1,500    New York City Indl Dev Civic Touro
          College Proj Ser A....................... 6.350    06/01/29        1,446,330

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW YORK (CONTINUED)
$2,500    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B............................ 6.000%   06/15/33   $    2,630,600
 1,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser A............................ 5.750    06/15/31        1,020,050
 3,000    New York City Ser A...................... 6.000    05/15/30        3,114,030
 2,000    New York St Dorm Auth City Univ Sys Cons
          Third General 1.......................... 5.375    07/01/25        1,954,560
 2,000    New York St Dorm Auth Lease Rev St Univ
          Dorm Facs Ser A.......................... 6.000    07/01/30        2,076,560
 2,000    New York St Dorm Auth Rev Mount Sinai
          Hlth Ser A............................... 6.500    07/01/25        2,078,180
 2,500    New York St Dorm Auth Revs Mental Hlth
          Svcs Ser B (MBIA Insd)................... 5.000    02/15/24        2,323,125
 3,990    New York St Mtg Agy Rev Homeowner Mtg Ser
          84....................................... 5.950    04/01/30        4,013,900
 2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          90....................................... 6.350    10/01/30        2,084,840
 2,575    Newark-Wayne Cmnty Hosp Inc NY Hosp Rev
          Ser A.................................... 7.600    09/01/15        2,617,153
 2,000    North Syracuse, NY Hsg Auth Rev Janus
          Park Proj................................ 8.000    06/01/14        1,045,160
 1,250    Oneida Cnty, NY Indl Dev Agy Civic Fac
          Saint Elizabeth Med Ser A................ 5.875    12/01/29          971,537
   650    Onondaga Cnty, NY Indl Dev Agy Civic Fac
          Rev Iroquois Nursing Home Ser B.......... 7.000    02/01/09          644,943
   675    Oswego Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 7.000    02/01/12          622,148
 2,500    Peekskill, NY Indl Dev Agy Sr Drum Hill
          Sr Living Proj........................... 6.375    10/01/28        2,127,000
 1,275    Rensselaer Cnty, NY Indl Dev Agy East
          Greebush Cent Proj Ser A Rfdg, 144A
          (e)...................................... 7.000    02/01/11        1,194,178
 1,480    Rensselaer Cnty, NY Indl Dev Agy East
          Greebush Cent Proj Ser B Rfdg, 144A
          (e)...................................... 7.000    02/01/11        1,391,940
 5,075    Rockland Cnty, NY Indl Dev Agy Civic Fac
          Rev Dominican College Proj, 144A (e)..... 6.250    05/01/28        4,364,551
 2,330    Saratoga Cnty, NY Indl Dev Agy Sr Hsg
          Rev...................................... 6.875    06/01/39        2,069,459
 1,000    Suffolk Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 7.250    01/01/20          948,600
 2,000    Suffolk Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 7.250    01/01/30        1,863,220
 2,000    Suffolk Cnty, NY Indl Dev Agy Cont Care
          Retirement Cmnty Rev..................... 7.250    11/01/28        1,995,320

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW YORK (CONTINUED)
$3,100    Suffolk Cnty, NY Indl Dev Agy Indl Dev
          Rev Spellman High Voltage Fac Ser A...... 6.375%   12/01/17   $    2,860,308
 2,000    Suffolk Cnty, NY Indl Devt Agy Continuing
          Care Retirement Peconic Landing Ser A.... 8.000    10/01/30        1,985,060
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Peconic Landing Ser A.... 8.000    10/01/20        1,001,640
   400    Syracuse, NY Hsg Auth Rev Sub Proj
          Loretto Rest Ser B....................... 7.500    08/01/10          379,448
   695    Ulster Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 6.250    06/01/08          660,820
 1,000    Ulster Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 6.400    06/01/14          921,120
 1,000    Ulster Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 6.450    06/01/24          874,890
 1,000    Westchester Cnty, NY Indl Dev Agy
          Continuing Care Retirement Hebrew Hosp Sr
          Hsg Inc Ser A............................ 7.375    07/01/30          998,590
                                                                        --------------
                                                                            88,184,865
                                                                        --------------
          NORTH CAROLINA  0.4%
 5,000    Charlotte, NC Spl Fac Rev Charlotte
          Douglas Int Rfdg......................... 5.600    07/01/27        3,694,600
 1,200    North Carolina Med Care Commn Retirement
          Fac Rev United Methodist Homes........... 7.000    10/01/17        1,175,496
 1,250    North Carolina Med Care Commn Retirement
          Fac Rev United Methodist Homes........... 7.250    10/01/32        1,213,613
                                                                        --------------
                                                                             6,083,709
                                                                        --------------
          NORTH DAKOTA  0.4%
 2,610    Devils Lake, ND Hlthcare Facs Rev & Impt
          Lk Reg Lutheran Rfdg..................... 6.100    10/01/23        2,180,968
 3,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj.......................... 6.250    12/01/34        2,175,000
 2,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj.......................... 6.375    12/01/34        1,460,000
                                                                        --------------
                                                                             5,815,968
                                                                        --------------
          OHIO  2.2%
 1,500    Athens Cnty, OH Hosp Fac Rev O'Bleness
          Mem Hosp Proj............................ 7.100    11/15/23        1,472,475
 2,000    Cleveland, OH Arpt Spl Rev Continental
          Airls Inc Proj........................... 5.375    09/15/27        1,525,700
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev
          Jennings Hall............................ 7.200    11/15/14        1,000,760

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          OHIO (CONTINUED)
$1,500    Cuyahoga Cnty, OH Hlthcare Fac Rev
          Jennings Hall............................ 7.300%   11/15/23   $    1,509,240
 2,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj..................................... 7.500    01/01/30        2,063,080
 1,195    Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Mtg Colonnade Apts Ser A Rfdg............ 7.500    12/01/17          898,126
 2,305    Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Mtg Colonnade Apts Ser A Rfdg............ 7.750    12/01/28        1,732,277
 2,500    Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Park Lane Apts Proj Ser A................ 8.250    07/01/28        1,627,925
 3,000    Dayton, OH Spl Facs Rev Afco Cargo Day
          LLC Proj................................. 6.300    04/01/22        2,642,460
   220    Fairfield, OH Econ Dev Rev Beverly
          Enterprises Inc Proj Rfdg................ 8.500    01/01/03          224,338
 2,200    Hamilton Cnty, OH Multi-Family Rev Hsg
          Garden Hill Washington Park Apts......... 7.750    10/01/21        2,256,650
 1,195    Harrison, OH Harrison Ave Kmart Proj Ser
          A........................................ 8.125    12/01/02        1,214,323
 1,000    Lucas Cnty, OH Hlthcare Fac Rev Ref &
          Impt Sunset Retirement Ser A............. 6.550    08/15/24          983,340
   500    Lucas Cnty, OH Hlthcare Fac Rev Ref &
          Impt Sunset Retirement Ser A............. 6.625    08/15/30          493,100
 1,000    Madison Cnty, OH Hosp Impt Rev Madison
          Cnty Hosp Proj Rfdg...................... 6.250    08/01/18          871,530
 2,445    Madison Cnty, OH Hosp Impt Rev Madison
          Cnty Hosp Proj Rfdg...................... 6.400    08/01/28        2,082,896
 5,000    Montgomery Cnty, OH Hlthcare Fac Rev Ser
          B Rfdg................................... 6.250    02/01/22        4,294,300
 3,000    Ohio St Solid Waste Rev CSC Ltd Proj
          (f)...................................... 8.500    08/01/22          735,000
 2,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj.............................. 8.250    10/01/14          385,000
 4,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj.............................. 9.000    06/01/21          770,000
 2,000    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev
          Coll Cleveland Elec Ser A Rfdg........... 8.000    10/01/23        2,132,840
 2,000    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev
          Coll Toledo Edison Ser A Rfdg............ 8.000    10/01/23        2,129,340
                                                                        --------------
                                                                            33,044,700
                                                                        --------------
          OKLAHOMA  0.4%
 1,150    Langston, OK Econ Dev Auth Student Hsg
          Rev Langston Cmnty Dev Corp Proj Ser A... 7.625    08/01/20        1,104,679

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          OKLAHOMA (CONTINUED)
$1,000    Langston, OK Econ Dev Auth Student Hsg
          Rev Langston Cmnty Dev Corp Proj Ser A... 7.750%   08/01/30   $      952,660
   500    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg.......................... 7.000    04/01/25          480,230
 2,800    Oklahoma Dev Fin Auth Rev Hilcrest
          Hlthcare Sys Ser A Rfdg.................. 5.625    08/15/29        1,690,724
 2,000    Tulsa, OK Muni Arpt Tr Rev American Airls
          Proj..................................... 6.250    06/01/20        1,969,020
   500    Woodward, OK Muni Auth Hosp Rev.......... 8.250    11/01/09          526,670
                                                                        --------------
                                                                             6,723,983
                                                                        --------------
          OREGON  0.8%
 2,000    Clackamas Cnty, OR Hosp Fac Auth Rev
          Willamette View Inc Proj Ser A........... 7.500    11/01/29        2,049,220
 1,000    Clatsop Care Cent Hlth Dist OR Rev Sr
          Hsg...................................... 6.000    08/01/14          882,320
 4,000    Clatsop Care Cent Hlth Dist OR Rev Sr
          Hsg...................................... 6.875    08/01/28        3,471,840
 1,745    Douglas Cnty, OR Hosp Fac Auth Rev
          Elderly Hsg Forest Glen Ser A............ 7.500    09/01/27        1,631,767
 4,000    Oregon St Hlth Hsg Edl & Cultural Facs
          Auth..................................... 7.250    06/01/28        3,676,600
                                                                        --------------
                                                                            11,711,747
                                                                        --------------
          PENNSYLVANIA  9.5%
 1,945    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Fac Allegheny Vly Sch (Prerefunded @
          02/01/05)................................ 7.500    02/01/10        2,171,865
 3,120    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Fac Allegheny Vly Sch (Prerefunded @
          02/01/05)................................ 7.875    02/01/20        3,535,241
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Sys Ser B................................ 9.250    11/15/15          991,160
 2,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Sys Ser B................................ 9.250    11/15/22        1,890,360
 4,000    Allegheny Cnty, PA Hosp Dev Auth Rev Htlh
          Sys Ser B................................ 9.250    11/15/30        3,739,320
 2,000    Allegheny Cnty, PA Hosp Dev Hlthcare Facs
          Villa Saint Joseph....................... 6.000    08/15/28        1,626,120
 1,695    Allegheny Cnty, PA Indl Dev Auth Lease
          Rev...................................... 6.625    09/01/24        1,526,229
 6,750    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Coll Toledo Edison Co Proj Rfdg...... 7.625    05/01/20        7,142,108
 4,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Coll Toledo Edison Co Proj Ser A
          Rfdg..................................... 7.750    05/01/20        4,270,960

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          PENNSYLVANIA (CONTINUED)
$1,000    Bucks Cnty, PA Indl Dev Auth Rev First
          Mtg Hlthcare Fac Chandler................ 6.100%   05/01/14   $      886,620
 2,500    Bucks Cnty, PA Indl Dev Auth Rev First
          Mtg Hlthcare Fac Chandler................ 6.300    05/01/29        2,120,975
 2,000    Chartiers Vly, PA Indl & Com Dev Auth
          First Mtg Rev Rfdg....................... 7.400    12/01/15        2,024,060
 3,500    Cliff House Ctfs Tr Var Sts Ctfs Partn
          Ser A.................................... 6.625    06/01/27        3,157,070
 1,000    Crawford Cnty, PA Hosp Auth Sr Living Fac
          Rev...................................... 6.250    08/15/29          901,920
 1,000    Cumberland Cnty, PA Indl Dev Auth Rev
          First Mtg Woods Cedar Run Ser A Rfdg..... 6.500    11/01/18          875,550
 3,250    Cumberland Cnty, PA Indl Dev Auth Rev
          First Mtg Woods Cedar Run Ser A Rfdg..... 6.500    11/01/28        2,713,230
 4,100    Dauphin Cnty, PA Genl Auth Rev Hotel &
          Conf Cent Hyatt Regency.................. 6.200    01/01/29        3,538,341
 4,000    Dauphin Cnty, PA Genl Auth Rev Office &
          Pkg Forum Place Ser A.................... 6.000    01/15/25        3,651,400
 5,500    Dauphin Cnty, PA Genl Auth Rev Office &
          Pkg Riverfront Office.................... 6.000    01/01/25        5,021,115
   820    Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj (Prerefunded @
          06/01/02)................................ 8.750    06/01/10          884,058
 2,800    Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj (Prerefunded @
          06/01/02)................................ 9.250    06/01/22        3,038,420
 2,500    Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj Rfdg..................... 7.000    06/01/26        2,386,050
 1,000    Delaware Cnty, PA Auth Rev White Horse
          Vlg Proj Ser A........................... 7.625    07/01/30        1,010,080
 2,100    Delaware Cnty, PA Auth Rev White Horse
          Vlg Ser A Rfdg........................... 7.500    07/01/18        2,158,317
 3,500    Grove City, PA Area Hosp Auth Hlth Fac
          Rev...................................... 6.625    08/15/29        3,236,835
 2,000    Harrisburg, PA Auth Office & Pkg Rev Ser
          A........................................ 6.000    05/01/19        1,797,460
 1,650    Lancaster, PA Indl Dev Auth Rev Garden
          Spot Vlg Proj Ser A...................... 7.625    05/01/31        1,659,488
 3,000    Lehigh Cnty, PA Genl Purp Auth Rev First
          Mtg Bible Fellowship Proj................ 6.000    12/15/23        2,492,820
 2,315    Lehigh Cnty, PA Genl Purp Auth Rev First
          Mtg Bible Fellowship Proj................ 8.000    12/15/23        2,590,902
 3,000    Lehigh Cnty, PA Genl Purp Auth Rev
          Kidspeace Oblig Group Rfdg............... 6.000    11/01/18        2,531,550

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          PENNSYLVANIA (CONTINUED)
$4,000    Lehigh Cnty, PA Genl Purp Auth Rev
          Kidspeace Oblig Group Rfdg............... 6.000%   11/01/23   $    3,269,200
 1,790    Lehigh Cnty, PA Indl Dev Auth Hlth Fac
          Rev Lifepath Inc Proj.................... 6.100    06/01/18        1,517,168
 3,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac
          Rev Lifepath Inc Proj.................... 6.300    06/01/28        2,467,410
 4,400    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg... 8.000    08/01/12        4,497,460
 3,000    Luzerne Cnty, PA Indl Dev Auth Exempt Fac
          Rev PA Gas & Wtr Co Proj Ser A Rfdg...... 7.200    10/01/17        3,159,450
 1,720    Luzerne Cnty, PA Indl Dev Auth First Mtg
          Gross Rev Rfdg........................... 7.875    12/01/13        1,769,140
 2,500    Montgomery Cnty, PA Higher Edl & Hlth
          Auth Rev................................. 6.625    07/01/19        2,226,300
 1,000    Montgomery Cnty, PA Higher Edl & Hlth
          Auth Rev................................. 6.750    07/01/29          877,840
   379    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser
          A........................................ 9.250    12/01/00          379,045
 2,000    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser
          A........................................ 6.000    12/01/10        1,903,180
   500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser
          A........................................ 7.000    12/01/10          487,755
 1,500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser
          A........................................ 7.250    12/01/15        1,485,150
 4,000    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser
          A........................................ 7.400    12/01/20        3,995,840
 3,505    Montgomery Cnty, PA Indl Dev Auth Rev
          Hlthcare Adv Geriatric Ser A............. 8.375    07/01/23        3,603,210
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev The
          Meadowood Corp Proj Ser A Rfdg........... 6.250    12/01/17          883,610
 2,660    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy....................... 7.750    09/01/14        2,736,262
 1,905    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy....................... 7.750    09/01/24        1,941,538
 2,200    Montgomery Cnty, PA Indl Rev GDL Farms
          Corp Proj Rfdg........................... 6.500    01/01/20        1,972,300
 2,475    Northeastern PA Hosp & Edl Auth Hlthcare
          Rev...................................... 7.125    10/01/29        2,378,351
 1,000    Pennsylvania St Higher Edl Fac Auth
          Student Hsg Rev Student Assn Inc Proj Ser
          A........................................ 6.750    09/01/32          965,330
 5,000    Philadelphia, PA Auth for Indl Dev Rev
          Coml RMK Rfdg............................ 7.750    12/01/17        5,259,750

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          PENNSYLVANIA (CONTINUED)
$1,000    Philadelphia, PA Auth For Indl Dev Rev
          First Mtg Crime Prevention Assoc......... 6.125%   04/01/19   $      910,290
 1,500    Philadelphia, PA Hosp & Higher Edl Fac
          Auth Hosp Rev (f)........................ 7.000    07/01/05          513,750
 1,000    Philadelphia, PA Hosp & Higher Edl Fac
          Auth Hosp Rev (f)........................ 7.250    07/01/18          342,500
   900    Philadelphia, PA Hosp & Higher Edl Fac
          Auth Hosp Rev Rfdg....................... 6.500    07/01/23          816,228
 1,180    Philadelphia, PA Hosp & Higher Edl Fac
          Auth Hosp Rev Rfdg....................... 6.500    07/01/27        1,050,955
 1,765    Philadelphia, PA Hosps & Higher Edl Fac
          Auth Hosp Rev Rfdg....................... 7.250    03/01/24        1,703,349
 1,000    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Moses Taylor Hosp Proj.......... 5.650    07/01/05          964,090
 1,465    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg............................ 7.250    01/15/17        1,363,109
 3,100    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg............................ 7.350    01/15/22        2,844,312
 2,400    Southern Chester Cnty, PA Hlth & Higher
          Ed Auth Mtg Rev Rfdg..................... 6.300    06/01/10        2,245,344
   250    Warren Cnty, PA Indl Dev Auth Beverly
          Enterprises Rfdg......................... 9.000    11/01/12          261,050
 2,500    Westmoreland Cnty, PA Indl Dev Auth Rev
          Hlthcare Fac Redstone Ser B (b).......... 8.000    11/15/23        2,448,500
 2,500    Westmoreland Cnty, PA Indl Dev Auth Rev
          Hlthcare Facs Redstone Rfdg.............. 5.850    11/15/29        1,943,050
                                                                        --------------
                                                                           140,751,440
                                                                        --------------
          RHODE ISLAND  0.1%
 2,000    Rhode Island St Econ Dev Corp Sub Nt
          Oblig Providence Place................... 7.250    07/01/20        1,877,540
                                                                        --------------

          SOUTH CAROLINA  1.0%
   690    Charleston Cnty, SC Hlth Fac Rev First
          Mtg Episcopal Proj Rfdg (Prerefunded @
          04/01/01)................................ 9.750    04/01/16          712,653
 3,500    Charleston Cnty, SC Indl Rev Zeigler Coal
          Hldg Rfdg................................ 6.950    08/01/28          525,000
   750    South Carolina Jobs Econ Dev Auth Econ
          Dev Rev Westminster Presbyterian Cent.... 6.750    11/15/10          750,293
   500    South Carolina Jobs Econ Dev Auth Econ
          Dev Rev Westminster Presbyterian Cent.... 7.500    11/15/20          511,060

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          SOUTH CAROLINA (CONTINUED)
$3,000    South Carolina Jobs Econ Dev Auth Hlth
          Fac Rev Westley Commons Proj............. 7.750%   10/01/24   $    2,893,980
   750    South Carolina Jobs Econ Dev Auth Hlth
          Fac Rev First Mtg Lutheran Homes SC Proj
          (Prerefunded @ 10/01/02)................. 8.000    10/01/22          815,385
 2,000    South Carolina Jobs Econ Dev Auth Hosp
          Fac Rev Impt Palmetto Hlth Alliance Ser
          A........................................ 7.375    12/15/21        1,988,280
 1,250    South Carolina Jobs Econ Dev Auth Hosp
          Facs Rev Impt Palmetto Hlth Alliance Ser
          A........................................ 7.125    12/15/15        1,238,025
 5,095    South Carolina St Hsg Fin & Dev Auth
          Multi-Family Rev......................... 6.750    05/01/28        4,880,500
                                                                        --------------
                                                                            14,315,176
                                                                        --------------
          SOUTH DAKOTA  0.5%
 2,500    Mobridge, SD Hlthcare Facs Rev Mobridge
          Regl Hosp Proj........................... 6.500    12/01/22        2,184,275
 3,000    South Dakota Hsg Dev Auth Homeownership
          Mtg Ser F................................ 5.800    05/01/28        2,943,330
 1,000    South Dakota St Hlth & Edl Fac Auth Rev
          Huron Regl Med Cent...................... 7.250    04/01/20        1,012,430
 1,600    Winner, SD Econ Dev Rev Winner Regl
          Hlthcare Cent Rfdg....................... 6.000    04/01/28        1,306,800
                                                                        --------------
                                                                             7,446,835
                                                                        --------------
          TENNESSEE  1.2%
 4,870    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Market Street Proj Rfdg.................. 7.000    12/15/12        4,717,764
 1,050    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Market Street Proj Rfdg.................. 7.000    12/15/12        1,017,177
 3,000    Elizabethton, TN Hlth & Edl Fac Brd Rev
          Rfdg..................................... 7.750    07/01/29        2,957,640
 3,500    Shelby Cnty, TN Hlth Edl & Hsg Hlthcare
          Fac Kirby Pines Ser A.................... 6.375    11/15/25        2,995,790
 2,100    Sweetwater, TN Indl Dev Brd Mtg Rev Wood
          Presbyterian Home Proj................... 7.500    01/01/18        1,950,501
 4,070    Sweetwater, TN Indl Dev Brd Mtg Rev Wood
          Presbyterian Home Proj................... 7.750    01/01/29        3,764,546
                                                                        --------------
                                                                            17,403,418
                                                                        --------------
          TEXAS  3.7%
   725    Abia Dev Corp TX Arpt Facs Rev Austin
          Belly Port Dev Proj Ser A................ 6.250    10/01/08          690,737
 3,775    Abia Dev Corp TX Arpt Facs Rev Austin
          Belly Port Dev Proj Ser A................ 6.500    10/01/23        3,410,410

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          TEXAS (CONTINUED)
$1,000    Alliance Arpt Auth Inc TX Spl Fac Rev Fed
          Express Corp Proj........................ 6.375%   04/01/21   $      981,470
 1,700    Atlanta, TX Hosp Auth Hosp Fac Rev....... 6.750    08/01/29        1,521,211
 2,000    Austin-Bergstrom Landhost Enterprises Inc
          TX Arpt Hotel Sr Ser A................... 6.750    04/01/27        1,875,840
   800    Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
          Proj..................................... 9.250    07/01/08          817,464
 3,965    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev............................. 7.600    12/01/17        3,647,760
 1,000    Dallas-Fort Worth, TX Intl Arpt Jt Ser A
          (FGIC Insd).............................. 6.000    11/01/28        1,019,780
 3,000    Dallas-Fort Worth, TX Intl Arpt Jt Ser A
          (FGIC Insd).............................. 6.000    11/01/32        3,057,030
 1,500    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc.............. 7.250    11/01/30        1,542,945
 5,540    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc.............. 6.375    05/01/35        5,370,975
 1,250    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev Delta Airls Inc................. 7.625    11/01/21        1,289,787
 2,665    De Soto, TX Hlth Fac Dev Park Manor Sr
          Care..................................... 7.750    12/01/16        2,476,584
 1,900    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airls Ser B.................. 6.125    07/15/17        1,683,495
 1,450    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airls Ser C.................. 6.125    07/15/27        1,233,153
 2,000    Lubbock, TX Hlth Facs Dev Corp Rev First
          Mtg Carillon Proj Ser A.................. 6.500    07/01/19        1,763,780
 3,390    Meadow Parc Dev Inc, TX Multi-Family Rev
          Hsg Meadow Parc Apts Proj................ 6.500    12/01/30        3,138,835
 1,000    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian Ser A.......................... 7.625    02/15/28          998,690
 3,175    Orange, TX Hsg Dev Corp Multi-Family Rev
          Hsg Vlgs At Pine Hallow.................. 8.000    03/01/28        3,167,380
 3,255    Rusk Cnty, TX Hlth Fac Corp Hosp Rev
          Henderson Mem Hosp Proj Rfdg............. 7.750    04/01/13        3,337,156
 2,000    Sabine River Auth TX Pollutn Ctl Rev TX
          Elec Proj Ser A Rfdg..................... 6.450    06/01/21        1,977,380
   500    San Antonio, TX Hlth Fac Dev Corp Rev
          Encore Nursing Cent Partn................ 8.250    12/01/19          510,330
 2,000    San Antonio, TX Hsg Fin Corp Multi-Family
          Hsg Rev Beverly Oaks Apts Proj Ser A..... 7.750    02/01/27        1,960,200

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          TEXAS (CONTINUED)
$1,940    San Antonio, TX Hsg Fin Corp Multi-Family
          Hsg Rev Marbach Manor Apts Proj Ser A.... 8.125%   06/01/27   $    1,941,067
 1,500    Tarrant Cnty, TX Hlth Fac Dev Corp Rev
          Mtg Cumberland Rest Ser A Rfdg........... 7.000    08/15/19        1,430,775
 1,401    Texas Genl Svcs Cmty Partn Interests
          Office Bldg & Land Acquisition Proj...... 7.000    08/01/24        1,430,513
 3,500    Woodhill Pub Fac Corp TX Hsg-Woodhill
          Apts Proj................................ 7.500    12/01/29        3,507,770
                                                                        --------------
                                                                            55,782,517
                                                                        --------------
          UTAH  0.3%
 1,500    Carbon Cnty, UT Solid Waste Disposal Rev
          Laidlaw Environmental Ser A Rfdg......... 7.450    07/01/17        1,450,110
   500    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj..................................... 7.600    09/01/06          464,765
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj..................................... 7.800    09/01/15          880,680
 1,000    Tooele Cnty, UT Pollutn Ctl Rev Laidlaw
          Environmental Ser A Rfdg (f)............. 7.550    07/01/27           30,000
 2,000    Utah St Hsg Fin Agy Rev RHA Cmnty Svcs
          Proj Ser A............................... 6.875    07/01/27        1,843,800
                                                                        --------------
                                                                             4,669,355
                                                                        --------------
          VERMONT  0.9%
 2,500    Vermont Econ Dev Auth Rev Mtg Wake Robin
          Corp Proj Ser B.......................... 6.750    03/01/29        2,246,025
 2,050    Vermont Edl & Hlth Bldgs Fin Agy Rev..... 6.500    10/01/14        2,072,386
 4,130    Vermont Edl & Hlth Bldgs Fin Agy Rev..... 6.625    10/01/29        4,116,329
 3,000    Vermont Edl & Hlth Bldgs Fin Agy Rev
          Hlthcare Fac Copley Manor Proj........... 6.250    04/01/29        2,528,070
   535    Vermont Edl & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A............ 6.000    12/15/09          504,425
 1,030    Vermont Edl & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A............ 6.125    12/15/14          907,461
 1,375    Vermont Edl & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A............ 6.250    12/15/19        1,192,194
                                                                        --------------
                                                                            13,566,890
                                                                        --------------
          VIRGINIA  2.0%
 2,955    Alexandria, VA Indl Dev Auth Rev Saint
          Coletta Sch Proj......................... 7.750    10/15/26        2,915,639
   235    Alexandria, VA Indl Dev Auth Rev Saint
          Coletta Sch Proj......................... 7.750    10/15/26          228,812

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          VIRGINIA (CONTINUED)
$6,600    Alexandria, VA Redev & Hsg Auth 3001 Pk
          Cent Apts Ser A Rfdg..................... 6.375%   04/01/34   $    6,109,158
   170    Covington-Alleghany Cnty, VA Indl Dev
          Auth Beverly Enterprises Inc Proj Rfdg... 9.375    09/01/01          171,729
 2,000    Dulles Town Cent Cmnty Dev Auth Dulles
          Town Cent Proj........................... 6.250    03/01/26        1,899,000
 2,945    Fairfax Cnty, VA Redev & Hsg Auth Multi-
          Family Hsg Rev........................... 7.600    10/01/36        3,144,877
   345    Greensville Cnty, VA Indl Dev Auth Rev
          Wheeling Steel Proj Ser A................ 6.375    04/01/04          265,650
   800    Greensville Cnty, VA Indl Dev Auth Rev
          Wheeling Steel Proj Ser A................ 7.000    04/01/14          600,000
 2,550    Hampton, VA Redev & Hsg Auth Rev First
          Mtg Olde Hampton Ser A Rfdg.............. 6.500    07/01/16        2,386,239
 1,500    Hopewell, VA Indl Dev Auth Res Recovery
          Rev Stone Container Corp Proj Rfdg....... 8.250    06/01/16        1,549,800
 4,000    Peninsula Ports Auth VA Rev Port Fac
          Zeigler Coal Rfdg........................ 6.900    05/02/22          600,000
 1,000    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A......................... 7.450    01/01/09        1,013,030
 5,980    Richmond, VA Redev & Hsg Auth Multi-
          Family Rev Ser A Rfdg (Var Rate Cpn)..... 7.500    12/15/21        6,030,352
   855    Virginia Small Business Fing Indl Dev SIL
          Clean Wtr Proj........................... 7.250    11/01/09          849,460
 1,700    Virginia Small Business Fing Indl Dev SIL
          Clean Wtr Proj........................... 7.250    11/01/24        1,678,019
                                                                        --------------
                                                                            29,441,765
                                                                        --------------
          WASHINGTON  0.7%
 1,900    King Cnty, WA Hsg Auth Hsg Rev Colonial
          Gardens Apts Proj........................ 6.200    07/01/29        1,743,687
   600    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp...................... 7.000    12/01/11          600,552
   400    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp...................... 7.250    12/01/15          393,904
 2,500    Spokane Cnty, WA Indl Dev Corp Solid
          Waste Disp Rev........................... 7.600    03/01/27        2,101,425
   235    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj, 144A (e)..................... 6.000    01/01/28          207,909
   500    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj............................... 6.000    02/01/28          442,275

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          WASHINGTON (CONTINUED)
$1,000    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj, 144A (e)..................... 6.000%   03/01/28   $      884,420
 1,680    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj............................... 6.000    04/01/28        1,485,641
 1,000    Vancouver, WA Hsg Auth Rev Hsg Maple
          Knoll Apts Proj.......................... 6.000    10/01/17          947,220
 1,000    Vancouver, WA Hsg Auth Rev Hsg Maple
          Knoll Apts Proj.......................... 6.200    10/01/27          909,220
                                                                        --------------
                                                                             9,716,253
                                                                        --------------
          WEST VIRGINIA  0.2%
 1,250    Randolph Cnty, WV Bldg Comm Rev Crossover
          Elkins Regl Proj Rfdg.................... 6.125    07/01/23        1,048,775
 2,540    Weirton, WV Pollutn Ctl Rev Weirton Steel
          Proj Rfdg................................ 8.625    11/01/14        1,373,988
                                                                        --------------
                                                                             2,422,763
                                                                        --------------
          WISCONSIN  1.8%
 2,590    Baldwin, WI Hosp Rev Mtg Ser A........... 6.375    12/01/28        2,248,224
 1,480    Wisconsin Hsg & Econ..................... 6.200    03/01/27        1,503,458
   225    Wisconsin Hsg & Econ Dev Auth
          Homeownership Rev Ser F.................. 7.550    07/01/26          228,555
 4,725    Wisconsin St Hlth & Edl Fac Auth Rev
          Auroro Hlthcare Inc Ser A................ 5.600    02/15/29        3,931,672
 2,250    Wisconsin St Hlth & Edl Fac Auth Rev
          Clement Manor Rfdg....................... 5.750    08/15/24        1,793,385
 3,000    Wisconsin St Hlth & Edl Fac Auth Rev Fh
          Hlthcare Dev Inc Proj.................... 6.250    11/15/20        2,715,180
   545    Wisconsin St Hlth & Edl Fac Auth Rev Hess
          Mem Hosp Assn (ACA Insd)................. 7.200    11/01/05          569,432
 2,000    Wisconsin St Hlth & Edl Facs Auth Rev
          Hess Mem Hosp Assn (ACA Insd)............ 7.875    11/01/22        2,231,420
 2,470    Wisconsin St Hlth & Edl Fac Auth Rev Natl
          Regency of New Berlin Proj............... 8.000    08/15/25        2,569,368
 2,205    Wisconsin St Hlth & Edl Fac Auth Rev
          Oakwood Vlg Proj Ser A................... 7.000    08/15/19        2,131,199
 1,250    Wisconsin St Hlth & Edl Fac Auth Rev
          Oakwood Vlg Proj Ser A................... 7.625    08/15/30        1,211,863
 5,000    Wisconsin St Hlth & Edl Milwaukee
          Catholic Home Proj....................... 7.500    07/01/26        5,070,800
                                                                        --------------
                                                                            26,204,556
                                                                        --------------
          WYOMING  0.2%
 2,315    Wyoming Cmnty Dev Auth Hsg Rev........... 6.250    06/01/27        2,355,628
                                                                        --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          U. S. VIRGIN ISLANDS  0.1%
$1,965    University of Virgin Islands Pub Fin Auth
          Ser A (Prerefunded @ 10/01/04)........... 7.650%   10/01/14   $    2,221,629
                                                                        --------------

TOTAL LONG-TERM INVESTMENTS  96.5%
    (Cost $1,511,850,597)...................................   1,436,189,979

SHORT-TERM INVESTMENTS  1.9%
    (Cost $28,133,900)......................................      28,153,900
                                                              --------------

TOTAL INVESTMENTS  98.4%
    (Cost $1,540,004,497)...................................   1,464,343,879

OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%.................      24,562,602
                                                              --------------

NET ASSETS  100.0%..........................................  $1,488,906,481
                                                              ==============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.
(b) Securities purchased on a when-issued or delayed delivery basis.
(c) Interest is accruing at less than the stated coupon.
(d) Payment-in-kind security.
(e) 144A/Private Placement securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(f) Non-income producing security.
(g) Interest only strip.

ACA--American Capital Access
FGIC--Financial Guaranty Insurance Company
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
November 30, 2000

ASSETS:
Total Investments (Cost $1,540,004,497).....................  $1,464,343,879
Receivables:
  Interest..................................................      31,864,043
  Investments Sold..........................................      11,308,511
  Fund Shares Sold..........................................       3,047,739
Other.......................................................          72,281
                                                              --------------
    Total Assets............................................   1,510,636,453
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      12,979,858
  Income Distributions......................................       3,858,043
  Fund Shares Repurchased...................................       3,068,814
  Distributor and Affiliates................................         662,247
  Investment Advisory Fee...................................         642,318
  Custodian Bank............................................          16,165
Accrued Expenses............................................         288,325
Trustees' Deferred Compensation and Retirement Plans........         214,202
                                                              --------------
    Total Liabilities.......................................      21,729,972
                                                              --------------
NET ASSETS..................................................  $1,488,906,481
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,570,773,563
Accumulated Undistributed Net Investment Income.............       1,085,560
Accumulated Net Realized Loss...............................      (7,292,024)
Net Unrealized Depreciation.................................     (75,660,618)
                                                              --------------
NET ASSETS..................................................  $1,488,906,481
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $994,956,806 and 94,205,483 shares of
    beneficial interest issued and outstanding).............  $        10.56
    Maximum sales charge (4.75%* of offering price).........             .53
                                                              --------------
    Maximum offering price to public........................  $        11.09
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $365,367,414 and 34,618,894 shares of
    beneficial interest issued and outstanding).............  $        10.55
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $128,582,261 and 12,196,714 shares of
    beneficial interest issued and outstanding).............  $        10.54
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended November 30, 2000

INVESTMENT INCOME:
Interest....................................................  $105,111,699
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,761,455
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,335,851, $3,845,254 and $1,232,011,
  respectively).............................................     7,413,116
Shareholder Services........................................       908,476
Custody.....................................................       113,613
Trustees' Fees and Related Expenses.........................        77,774
Legal.......................................................        70,437
Other.......................................................       786,269
                                                              ------------
    Total Expenses..........................................    17,131,140
    Less Credits Earned on Cash Balances....................        18,882
                                                              ------------
    Net Expenses............................................    17,112,258
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 87,999,441
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  1,793,267
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (20,127,531)
  End of the Period.........................................   (75,660,618)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (55,533,087)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(53,739,820)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 34,259,621
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended November 30, 2000 and 1999

                                                   YEAR ENDED           YEAR ENDED
                                                NOVEMBER 30, 2000    NOVEMBER 30, 1999
                                                --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................   $   87,999,441       $   84,903,528
Net Realized Gain.............................        1,793,267            6,456,181
Net Unrealized Depreciation During the
  Period......................................      (55,533,087)        (101,332,627)
                                                 --------------       --------------
Change in Net Assets from Operations..........       34,259,621           (9,972,918)
                                                 --------------       --------------

Distributions from Net Investment Income:
  Class A Shares..............................      (60,137,588)         (54,739,327)
  Class B Shares..............................      (21,248,969)         (22,510,591)
  Class C Shares..............................       (6,799,242)          (5,939,920)
                                                 --------------       --------------
Total Distributions...........................      (88,185,799)         (83,189,838)
                                                 --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................      (53,926,178)         (93,162,756)
                                                 --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................      352,049,372          354,696,692
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................       42,297,001           37,916,959
Cost of Shares Repurchased....................     (362,931,028)        (255,511,932)
                                                 --------------       --------------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................       31,415,345          137,101,719
                                                 --------------       --------------
TOTAL INCREASE/DECREASE IN NET ASSETS.........      (22,510,833)          43,938,963
NET ASSETS:
Beginning of the Period.......................    1,511,417,314        1,467,478,351
                                                 --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,085,560 and $1,271,918, respectively)....   $1,488,906,481       $1,511,417,314
                                                 ==============       ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED NOVEMBER 30,
CLASS A SHARES                              ------------------------------------------
                                             2000     1999     1998     1997     1996
                                            ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $10.96   $11.66   $11.45   $11.14   $11.18
                                            ------   ------   ------   ------   ------
Net Investment Income.....................     .67      .69      .70      .73      .73
Net Realized and Unrealized Gain/Loss.....    (.40)    (.72)     .22      .31     (.04)
                                            ------   ------   ------   ------   ------
Total from Investment Operations..........     .27     (.03)     .92     1.04      .69
Less Distributions from and in Excess of
  Net Investment Income...................     .67      .67      .71      .73      .73
                                            ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD........  $10.56   $10.96   $11.66   $11.45   $11.14
                                            ======   ======   ======   ======   ======

Total Return (a)..........................   2.60%    -.37%    8.28%    9.63%    6.47%
Net Assets at End of the Period (In
  millions)...............................  $995.0   $970.0   $905.0   $779.9   $621.0
Ratio of Expenses to Average Net Assets
  (b).....................................    .91%     .90%     .91%     .95%    1.01%
Ratio of Net Investment Income to Average
  Net Assets (b)..........................   6.28%    6.03%    6.01%    6.50%    6.64%
Portfolio Turnover........................     19%      22%      26%      29%      23%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended November 30, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED NOVEMBER 30,
              CLASS B SHARES                ---------------------------------------------
                                             2000     1999      1998      1997      1996
                                            ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..  $10.95   $11.66    $11.45    $11.14    $11.18
                                            ------   ------    ------    ------    ------
Net Investment Income.....................     .59      .61       .61       .64       .65
Net Realized and Unrealized Gain/Loss.....    (.40)    (.73)      .22       .31      (.04)
                                            ------   ------    ------    ------    ------
Total from Investment Operations..........     .19     (.12)      .83       .95       .61
Less Distributions from and in Excess of
  Net Investment Income...................     .59      .59       .62       .64       .65
                                            ------   ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD........  $10.55   $10.95    $11.66    $11.45    $11.14
                                            ======   ======    ======    ======    ======

Total Return (a)..........................   1.80%   -1.11%     7.41%     8.82%     5.67%
Net Assets at End of the Period (In
  millions)...............................  $365.4   $416.2    $451.9    $425.6    $323.8
Ratio of Expenses to Average Net Assets
  (b).....................................   1.66%    1.66%     1.67%     1.71%     1.77%
Ratio of Net Investment Income to Average
  Net Assets (b)..........................   5.52%    5.27%     5.26%     5.74%     5.88%
Portfolio Turnover........................     19%      22%       26%       29%       23%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year after purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) For the years ended November 30, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED NOVEMBER 30,
             CLASS C SHARES               ----------------------------------------------
                                           2000      1999      1998      1997      1996
                                          ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $10.93    $11.65    $11.44    $11.13    $11.17
                                          ------    ------    ------    ------    ------
Net Investment Income...................     .59       .59       .61       .64       .65
Net Realized and Unrealized Gain/Loss...    (.39)     (.72)      .22       .31      (.04)
                                          ------    ------    ------    ------    ------
Total from Investment Operations........     .20      (.13)      .83       .95       .61
Less Distributions from and in Excess of
  Net Investment Income.................     .59       .59       .62       .64       .65
                                          ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD......  $10.54    $10.93    $11.65    $11.44    $11.13
                                          ======    ======    ======    ======    ======

Total Return (a)........................   1.90%    -1.20%     7.42%     8.82%     5.68%
Net Assets at End of the Period
  (In millions).........................  $128.6    $125.2    $110.6    $ 91.3    $ 50.0
Ratio of Expenses to Average
  Net Assets (b)........................   1.66%     1.65%     1.67%     1.70%     1.77%
Ratio of Net Investment Income to
  Average Net Assets (b)................   5.52%     5.27%     5.25%     5.69%     5.86%
Portfolio Turnover......................     19%       22%       26%       29%       23%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year after purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended November 30, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Municipal Fund (the "Fund") is organized as a series of the Van Kampen Tax-Exempt Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investing policies of the Fund. The Fund's investment advisor generally seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on January 2, 1986. The distribution of the Fund's Class B and Class C Shares commenced on July 20, 1992 and December 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 68% of the Fund's investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis,

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At November 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $7,229,324 which expires between November 30, 2003 and November 30, 2005. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs and the deferral of losses relating to wash sale transactions.

    At November 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $1,540,067,197; the aggregate gross unrealized appreciation is $25,093,961 and the aggregate gross unrealized depreciation is

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

$100,817,279, resulting in net unrealized depreciation on long- and short-term investments of $75,723,318.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser and Van Kampen Advisors Inc. (the "Subadvisers") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $300 million..........................................   .60 of 1%
Next $300 million...........................................   .55 of 1%
Over $600 million...........................................   .50 of 1%

    For the year ended November 30, 2000, the Fund recognized expenses of approximately $39,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended November 30, 2000, the Fund recognized expenses of approximately $89,800 representing Van Kampen's cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 2000, the Fund recognized expenses of approximately $643,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At November 30, 2000, capital aggregated $1,051,166,684, $384,047,744 and
$135,559,135 for Classes A, B, and C, respectively. For the year ended November 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A.............................................     23,042,978    $ 245,454,779
  Class B.............................................      6,427,927       68,394,578
  Class C.............................................      3,592,327       38,200,015
                                                          -----------    -------------
Total Sales...........................................     33,063,232    $ 352,049,372
                                                          ===========    =============
Dividend Reinvestment:
  Class A.............................................      2,774,660    $  29,570,061
  Class B.............................................        846,365        9,015,228
  Class C.............................................        348,917        3,711,712
                                                          -----------    -------------
Total Dividend Reinvestments..........................      3,969,942    $  42,297,001
                                                          ===========    =============
Repurchases:
  Class A.............................................    (20,152,690)   $(215,002,842)
  Class B.............................................    (10,679,603)    (113,830,777)
  Class C.............................................     (3,192,988)     (34,097,409)
                                                          -----------    -------------
Total Repurchases.....................................    (34,025,281)   $(362,931,028)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

    At November 30, 1999, capital aggregated $991,144,686, $420,468,715 and
$127,744,817 for Classes A, B, and C, respectively. For the year ended November 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   20,648,778    $ 233,722,916
  Class B...............................................    7,393,673       83,518,334
  Class C...............................................    3,318,976       37,455,442
                                                          -----------    -------------
Total Sales.............................................   31,361,427    $ 354,696,692
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,220,022    $  25,257,877
  Class B...............................................      836,714        9,525,387
  Class C...............................................      276,072        3,133,695
                                                          -----------    -------------
Total Dividend Reinvestments............................    3,332,808    $  37,916,959
                                                          ===========    =============
Repurchases:
  Class A...............................................  (11,909,062)   $(135,612,380)
  Class B...............................................   (8,967,116)    (101,266,235)
  Class C...............................................   (1,644,564)     (18,633,317)
                                                          -----------    -------------
Total Repurchases.......................................  (22,520,742)   $(255,511,932)
                                                          ===========    =============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended November 30, 2000 and 1999, 3,709,553 and 4,200,418 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended November 30, 2000 and 1999, no Class C Shares converted to Class A Shares. The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
                    YEAR OF REDEMPTION                       CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended November 30, 2000, Van Kampen, as distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $219,300 and CDSC on the redeemed shares of Classes B and C of approximately $874,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $278,572,888 and $261,856,106, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 2000, are payments retained by Van Kampen of approximately $3,143,800.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Yield Municipal
Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen High Yield Municipal Fund (the "Fund"), as of November 30, 2000, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended November 30, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated January 21, 2000, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at November 30, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Chicago, IL
January 8, 2001

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH YIELD MUNICIPAL FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
WAYNE D. GODLIN*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
INVESTMENT SUBADVISER
VAN KAMPEN ADVISORS INC.
40 Broad Street, Suite 915
Boston, Massachusetts 02109

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended November 30, 2000. The Fund designated 99.99% of the income distributions as a tax-exempt income distribution. In January, 2001, the Fund will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP has ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.
* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2001. All rights reserved.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the ratification of PricewaterhouseCoopers LLP as the independent auditors.

1) With regard to the election of the following trustees by the shareholders of the Fund:

                                                                # OF SHARES
                                                      -------------------------------
                                                       IN FAVOR              WITHHELD
-------------------------------------------------------------------------------------
J. Miles Branagan...................................  104,582,274            795,355
Jerry D. Choate.....................................  104,600,844            776,785
Linda Hutton Heagy..................................  104,555,747            821,882
R. Craig Kennedy....................................  104,600,512            777,117
Mitchell M. Merin...................................  104,565,843            811,786
Jack E. Nelson......................................  104,586,572            791,057
Richard F. Powers, III..............................  104,557,725            819,904
Phillip B. Rooney...................................  104,594,278            783,351
Fernando Sisto......................................  104,537,373            840,256
Wayne W. Whalen.....................................  104,571,772            805,857
Suzanne H. Woolsey..................................  104,596,349            781,280
Paul G. Yovovich....................................  104,602,800            774,829

2) With regard to the ratification of PricewaterhouseCoopers LLP as independent auditors for the Fund, 103,959,769 shares voted in favor of the proposal, 526,310 shares voted against 891,550 shares abstained.